                                                                   EXHIBIT 10.22

--------------------------------------------------------------------------------

                                 TRUST AGREEMENT


                                     Between

                            COUNTY OF DELAWARE, OHIO

                                       And

                     BANK ONE TRUST COMPANY, NA, AS TRUSTEE

                          Dated as of December 1, 1984

                             -----------------------


                                   Relating to
                                   $4,900,000
                            County of Delaware, Ohio
            Variable Rate Demand Industrial Development Revenue Bonds
                  (Radiation Sterilizers, Incorporated Project)

                             ------------------------



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

                                      INDEX

                   (This Index is not a part of the Indenture
                    but is for convenience of reference only)

                                                                                       Page
                                                                                       ----

Preambles .....................................................................           1

Authorizing Resolution ........................................................           2

Form of Project Bond ..........................................................          37

Granting Clauses ..............................................................          55

                                    ARTICLE I

         Definitions ..........................................................          57

                                   ARTICLE II

Section 2.01      Form of Bonds ...............................................          58
Section 2.02      Terms of Bonds ..............................................          58
Section 2.03      Execution of Bonds--Authentication...........................          58
Section 2.04      Transfer and Exchange of Bonds ..............................          58
Section 2.05      Mutilated, Lost, Wrongfully Taken or
                           Destroyed Bonds ....................................          60
Section 2.06      Cancellation of Bonds .......................................          61
Section 2.07      Delivery of the Project .....................................          62
Section 2.08      Delivery of Additional Bonds ................................          63

                                   ARTICLE III

Section 3.01      Privilege of Redemption and Redemption
                               Price ..........................................          64
Section 3.02      Issuer's Election to Redeem .................................          64
Section 3.03      Notice of Redemption ........................................          65
Section 3.04      Payment of Redeemed Bonds ...................................          65

                                   ARTICLE IV

Section 4.01      Provision for Payment .......................................          66
Section 4.02      Nonpresentment of Bonds .....................................          66
Section 4.03      Trustee's and Paying Agents Fees,
                               Charges and Expenses............................          66
Section 4.04      Moneys to Be Held in Trust ..................................          67
Section 4.05      Repayment to the Company from the Bond
                               Fund and Other Funds or Accounts................          67
Section 4.06      Notice of Failure to Make Payments Under
                               Loan Agreement .................................          68
Section 4.07      Provision for Payment of Project Bonds.......................          68
Section 4.08      Letter of Credit ............................................          68


                                    ARTICLE V

Section 5.01     Records of Construction Fund..................................          70
Section 5.02     Completion of the Facilities..................................          70

                         ARTICLE VI

Section 6.01     Investments ..................................................          70

                         ARTICLE VII

Section 7.01     Release of Indenture .........................................          71
Section 7.02     Payment of Bonds .............................................          71

                        ARTICLE VIII

Section 8.01     Default; Events of Default....................................          73
Section 8.02     Acceleration .................................................          74
Section 8.03     Other Remedies ...............................................          75
Section 8.04     Right of Bondholders to Direct Proceeding.....................          76
Section 8.05     Application of Moneys ........................................          76
Section 8.06     Remedies Vested in Trustee....................................          78
Section 8.07     Rights and Remedies of Bondholders............................          78
Section 8.08     Termination of Proceedings....................................          79
Section 8.09     Waivers of Events of Default..................................          79

                         ARTICLE IX

Section 9.01     Trustee's Acceptance and Responsibilities.....................          81
Section 9.02     Fees, Charges and Expenses of Trustee and
                      Paying Agents ...........................................          84
Section 9.03     Notice to Bondholders if Event of Default
                      Occurs ..................................................          84
Section 9.04     Intervention by Trustee ......................................          85
Section 9.05     Successor Trustee ............................................          85
Section 9.06     Resignation by the Trustee ...................................          85
Section 9.07     Removal of the Trustee .......................................          85
Section 9.08     Appointment of Successor Trustee by the
                      Bondholders .............................................          85
Section 9.09     Concerning Any Successor Trustee..............................          86
Section 9.10     Trustee Protected in Relying Upon Resolu-
                      tions, etc ..............................................          86
Section 9.11     Successor Trustee as Custodian, Bond
                      Registrar and Paying Agent...............................          86
Section 9.12     Adoption of Authentication ...................................          87
Section 9.13     Succession of Paying Agents ..................................          87
Section 9.14     Right of Trustee to Pay Taxes and Other
                      Charges .................................................          87


                                    ARTICLE X

Section 10.01     Supplemental Indentures Not Requiring
                           Consent of Bondholders .............................          88
Section 10.02     Supplemental Indentures Requiring Consent
                           of Bondholders .....................................          88
Section 10.03     Modification by Unanimous Consent............................          90
Section 10.04     Supplemental Indentures Requiring Consent
                           of the Bank ........................................          90
Section 10.05     Rights of Company ...........................................          91
Section 10.06     Execution by Trustee ........................................          91

                                   ARTICLE XI

Section 11.01     Amendments, etc., to Loan Agreement Not Requiring
                           Consent of Bondholders .............................          92
Section 11.02     Amendments, etc., to Loan Agreement
                           Requiring Consent of Bondholders....................          92
Section 11.03     Consent by Trustee ..........................................          92

                                   ARTICLE XII

Section 12.01     Consents, etc., of Bondholders ..............................          93
Section 12.02     Limitation of Rights ........................................          93
Section 12.03     Extent of Covenants; No Personal
                           Liability ..........................................          94
Section 12.04     Severability ................................................          94
Section 12.05     Notices .....................................................          94
Section 12.06     Trustee as Paying Agent and Bond Registrar...................          95
Section 12.07     Payments Due on Days Other Than Business
                           Days ...............................................          95
Section 12.08     Priority Over Other Liens ...................................          95
Section 12.09     Binding Effect ..............................................          95
Section 12.10     Counterparts ................................................          95
Section 12.11     Captions ....................................................          95
Section 12.12     Governing Law ...............................................          95
Section 12.13     Notice to S & P .............................................          96

Signatures ....................................................................          96

Acknowledgments ...............................................................          96


                                 TRUST AGREEMENT


         THIS TRUST AGREEMENT (hereinafter sometimes called the "Trust Agreement" or "Indenture") dated as of the lst day of December, 1984, by and between the COUNTY OF DELAWARE, OHIO (hereinafter sometimes called the "Issuer"), a county and political subdivision in and of the State of Ohio, and Bank One Trust Company, NA, a national banking association organized and existing under and by virtue of the laws of the United States of America, with its principal place of business located in Columbus, Ohio (hereinafter sometimes called the "Trustee"), as Trustee;

         WHEREAS, by virtue of the authority of the Constitution and laws of the State of Ohio, and particularly Article VIII, Section 13 of the Constitution and Chapter 165 of the Ohio Revised Code, and pursuant to the Bond Legislation referred to below, the Issuer is authorized to enter into this Indenture and to do or cause to be done all the acts and things herein provided or required to be done; to make loans for the acquisition, construction and equipping of the Facilities, hereinafter defined, comprising an industrial facility for the sterilization of packaged products using ionizing radiation, to be owned by Radiation Sterilizers, Incorporated (the "Company") and located in the Green Meadows industrial park in Delaware County, Ohio, which Facilities, when acquired, constructed and equipped, will preserve jobs and create and cause the creation of additional jobs and employment opportunities and improve the economic welfare of the people of the Issuer and of the State of Ohio; and to issue the Bonds, as hereinafter defined, as provided in said Bond Legislation; and

         WHEREAS, the Issuer has, for the purpose of meeting in part the costs and requirements in connection with the acquisition, construction and equipping of the Facilities and incidental thereto and the financing thereof, determined now to sell Project Bonds, as hereinafter defined, in the principal amount of $4,900,000 to the Original Purchaser, as hereinafter defined, and to enter into this Indenture to secure the Bonds, as hereinafter defined, issuable hereunder by the pledge and assignment of revenues from the loan of the Bond proceeds, all as set forth and declared in the Bond Legislation; and

         WHEREAS, said Bond Legislation is incorporated herein, constitutes an integral part of this Indenture, and provides, in its entirety, as follows:

         A RESOLUTION AUTHORIZING THE ISSUANCE OF $4,900,000 VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BONDS OF THE COUNTY OF DELAWARE, OHIO (RADIATION STERILIZERS, INCORPORATED PROJECT) FOR THE PURPOSE OF PROVIDING FUNDS TO MAKE A LOAN TO RADIATION STERILIZERS, INCORPORATED TO ASSIST IN THE FINANCING OF THE COSTS OF THE ACQUISITION, CONSTRUCTION AND EQUIPPING OF A PROJECT AS DEFINED IN SECTION 165.01 OF THE OHIO REVISED CODE; AUTHORIZING THE ISSUANCE OF ADDITIONAL INDUSTRIAL DEVELOPMENT REVENUE BONDS; PROVIDING FOR THE PLEDGE OF REVENUES FOR THE PAYMENT OF SAID BONDS; APPOINTING A REMARKETING AGENT; AUTHORIZING A LOAN AGREEMENT WITH RESPECT TO THE PROCEEDS DERIVED FROM THE SALE OF SAID BONDS; AUTHORIZING A TRUST AGREEMENT APPROPRIATE FOR THE PROTECTION AND DISPOSITION OF SUCH REVENUES AND TO FURTHER SECURE THE PAYMENT OF PRINCIPAL OF AND ANY PREMIUM AND INTEREST ON SUCH BONDS; AND AUTHORIZING A CONTRACT OF PURCHASE APPROPRIATE FOR THE SALE OF SUCH BONDS.

         WHEREAS the County of Delaware, Ohio (hereinafter sometimes called the "Issuer") is a county and political subdivision in and of the State of Ohio, and by virtue of the laws of the State of Ohio, including Article VIII, Section 13 of the Constitution of Ohio and Chapter 165 of the Ohio Revised Code, is authorized and empowered, among other things, (a) to make loans to persons to assist in the financing of the costs of acquisition, construction and equipping of industrial facilities within the boundaries of the Issuer, upon certain determinations by the Legislative Authority of the Issuer heretofore made and herein confirmed, (b) to issue revenue bonds of the Issuer for the purpose of providing funds to make such loans, (c) to secure such revenue bonds by a trust agreement between the Issuer and a corporate trustee, including therein the pledge and assignment of revenues from such loans to the payment of such revenue bonds for the benefit of the bondholders, and (d) to enact this Bond Legislation and enter into the Indenture, the Loan Agreement and the Contract of Purchase hereinafter identified, upon the terms and conditions provided therein; and

         WHEREAS Radiation Sterilizers, Incorporated (hereinafter sometimes called the "Company") is a corporation duly organized under the laws of the State of California and qualified to do business in the State of Ohio; and

         WHEREAS, the Legislative Authority of the Issuer has heretofore found and determined, and does hereby confirm that (a) the property to be acquired, constructed and equipped with the proceeds of the Bonds herein authorized is a "project" within the meaning of that term as defined in Section 165.01 of the Ohio Revised Code, and (b) the utilization of the Facilities (as



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

hereinafter defined) is economically sound and will benefit the people of the Issuer by creating or preserving jobs and increasing opportunities for employment and strengthening the economic welfare of the people of the Issuer and the State of Ohio; and the Issuer shall assist in the financing of such property for the purpose of promoting the industrial and economic development of the Issuer, and thereby of the State of Ohio; and

         WHEREAS, it has been estimated and is determined by the Legislative Authority that the amount necessary to finance the cost of the Facilities, including necessary expenses incidental thereto, will require the issuance, sale and delivery of Project Bonds in the principal amount of $4,900,000 as hereinafter provided, and hereafter may require the Issuer's best efforts to issue, sell and deliver Additional Bonds on a parity therewith, as hereinafter described, at such time or from time to time as may be required under the provisions of Sections 1 and 14 of this Bond Legislation, all of which Project Bonds and Additional Bonds are equally and ratably payable from and secured by a pledge and assignment of the revenues to be derived from the Loan Agreement hereinafter identified and further secured by a trust agreement hereinafter provided for between the Issuer and a Trustee;

         NOW, THEREFORE, BE IT RESOLVED, by the Board of County Commissioners of the County of Delaware, Ohio:

         Section 1. Authorization of $4,900,000 Industrial Development Revenue Bonds. It is hereby determined to be necessary to, and the Issuer shall, issue, sell and deliver, as provided herein, $4,900,000 principal amount of Project Bonds, pursuant to the authority of Article VIII, Section 13 of the Constitution of Ohio and Chapter 165 of the Ohio Revised Code, for the purpose of providing funds to lend to the Company so that the Company may acquire, construct and equip property comprising an industrial facility for the sterilization of packaged products using ionizing radiation, located in Delaware County, Ohio, in order to promote the industrial and economic development of the State of Ohio and benefit the people of the Issuer by preserving and creating jobs and increasing opportunities for employment and strengthening the economic welfare of the people of the Issuer and the State of Ohio. Said Project Bonds shall be designated "County of Delaware, Ohio Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project)". The Issuer may also issue, sell and deliver Additional Bonds on a parity with the Project Bonds for the purposes and in the manner provided in Section 14 of this Bond Legislation.

         Section 2. Definitions. In addition to the words and terms elsewhere defined in this Bond Legislation, the following words and terms as used in this Bond Legislation and in the



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

Indenture shall have the following meanings unless the context or use indicates another or different meaning or intent and such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined:

         "Additional Bonds" means the industrial development revenue bonds of the Issuer which may be issued under Section 14 of this Bond Legislation.

         "Adjustment Date" means, after the Conversion Date, the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility or the Expiration Date of the Letter of Credit, as the case may be.

         "Alternate Credit Facility" means a credit facility other than the Letter of Credit, including without limitation, an irrevocable letter of credit or bond insurance policy, which provides for payment of the principal of and interest on the Project Bonds, when due.

         "Alternate Interest Index" means for any Interest Period ending prior to the Conversion Date 65% of the interest rate applicable to 13-week United States Treasury bills determined by the Remarketing Agent on the basis of the average per annum bond equivalent yield at which such 13-week Treasury bills shall have been sold at the most recent Treasury auction during the next preceding Interest Period. If no such auction shall have been conducted during the next preceding Interest Period, or if the Remarketing Agent shall fail to determine the Alternate Interest Index, the Alternate Interest Index during such Interest Period will be the same as for the preceding Interest Period.

         "Alternate Letter of Credit" means an irrevocable letter of credit issued in accordance with Section 4.6 of the Loan Agreement.

         "Available Moneys" means moneys on deposit in trust with the Trustee for a period of at least one hundred twenty three (123) days during which no petition in bankruptcy or similar insolvency proceeding has been filed by or against the Company.

         "Bank" means the issuer of the Letter of Credit, initially Wells Fargo Bank, N.A., San Jose, California.

         "Bond Fund" or "County of Delaware, Ohio-Radiation Sterilizers, Incorporated Revenue Bond Fund" means the fund created in Section 13 hereof.

         "Bond Legislation" means this resolution, and when used in connection with Additional Bonds or in relation to Bonds when Additional Bonds are outstanding shall mean or include, as the case may be, the resolution or other legislation providing for the issuance of such Additional Bonds but only to the extent consistent with this resolution, all as the same may be amended, modified or supplemented by any amendments or modifications thereof and supplements thereto entered into in accordance with the provisions of the Indenture.

         "Bond Registrar" means the Trustee acting in such capacity pursuant to
Section 2.04 of the Indenture.

         "Bondholder" or "holder" means the person in whose name any Bond is registered.

         "Bonds" means the Project Bonds and any Additional Bonds.

         "Business Day" means any day, other than a Saturday or Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee and the principal office of the Bank are located, and in New York, New York, are not required or authorized by law to remain closed and on which The New York Stock Exchange is not closed.

         "Code" means the Internal Revenue Code of 1954, as amended, and references to the Code and Sections of the Code shall include relevant regulations and proposed regulations thereunder and any successor provisions to such Sections, regulations or proposed regulations.

         "Company" means Radiation Sterilizers, Incorporated, a corporation organized under the laws of the State of California and qualified to do business in the State, and its lawful successors and assigns, including any surviving, resulting or transferee entity as provided in Section 5.1 of the Loan Agreement.

         "Construction Fund" or "County of Delaware, Ohio-Radiation Sterilizers, Incorporated Construction Fund" means the fund created by Section 12 hereof.

         "Contract of Purchase" means as to the Project Bonds, the purchase contract among the Original Purchaser, the Company and the Issuer, providing for the sale of Project Bonds to the Original Purchaser.

         "Conversion Date" means the date upon which the Project Bonds begin to bear interest at the Fixed Interest Rate, which date shall be established in accordance with Section 8 of this Bond Legislation.

         "Date of Taxability" means the date as of which all or any part of the interest on the Bonds is first required to be included in the gross income of any holder or former holder thereof for federal income tax purposes by reason of the occurrence of any circumstance on the basis of which a Determination of Taxability is made.

         "Determination of Taxability" means the receipt by the Trustee or a Bondholder of a ruling or technical advice by the Internal Revenue Service in which the Company has participated or a written opinion by an attorney or firm of attorneys of recognized standing on the subject of municipal bonds selected by the Trustee or a Bondholder and approved by the Company, which approval shall not be unreasonably withheld, to the effect that interest on the Bonds is includible in the gross income for federal income tax purposes of a holder (other than a holder who is a "substantial user" of the Facilities or a "related person" as such terms are used in Section 103(b) of the Code).

         "Eligible Investments" means (i) obligations issued or guaranteed by the United States of America or by any person controlled or supervised by and acting as an instrumentality of the United States of America pursuant to authority granted by Congress, (ii) certificates of deposit issued by or other time deposits at banks, savings banks, savings and loan associations or trust companies, including the Trustee or its affiliates, organized under the laws of the United States of America or any state thereof, which have an aggregate of capital, paid in surplus and retained earnings of at least $25,000,000, or issued by or drawn on any branch of such a bank, savings bank, savings and loan association or trust company whether within or without the United States of America, (iii) commercial paper or finance company paper, including that of the Trustee or its affiliates but excluding that of the Company or its affiliates, rated "P-1" or "A-1" or their equivalents by either Moody's or S&P or any successor or either, (iv) obligations of any state of the United States of America or any political subdivision or other instrumentality of any such state which are rated 'A' or its equivalent or better by either Moody's or S&P or any successor of either, (v) repurchase agreements or variable amount master demand notes, including those of the Trustee or its affiliates secured by obligations described in (i) through (iv) of this paragraph, and (vi) shares of any Investment Company whose assets are invested exclusively in obligations described in (i) through (iv) of this paragraph; provided, however, that "Eligible Investments" with respect to any proceeds resulting from a draw under the Letter of credit shall mean only Government Obligations maturing at such time or times as will permit the Trustee or the Remarketing Agent to make payment of the principal of and interest on, or the purchase price of, the Project Bonds.

         "Event of Default" shall have the meaning assigned in Section 8.01 of the Indenture.

         "Expiration Date of the Alternate Credit Facility" means the date established in the Alternate Credit Facility for the expiration thereof, and in the event such date is extended, such date as extended.

         "Expiration Date of the Letter of Credit" means the date established in the Letter of Credit for the expiration thereof in accordance with its terms, initially January 15, 1988, and in the event such date is extended, such date as extended.

         "Facilities" means the real, personal and mixed property identified in Exhibit A to the Loan Agreement, together with any additions and improvements thereto, modifications thereof and substitutions therefor.

         "First Optional Redemption Date" means the December 1 occurring in the year which is a number of years after the Conversion Date equal to the number of years between the December 1 immediately following the Conversion Date (unless the Conversion Date is a December 1, in which case from such December 1) and December 1, 2004, multiplied by 1/2 and rounded up to the nearest whole number.

         "Fixed Interest Rate" means a fixed interest rate on the Project Bonds established in accordance with Section 8 of this Bond Legislation.

         "Government Obligations" means direct-obligations of the United States of America.

         "Indenture" means the Trust Agreement between the Issuer and the Trustee, dated as of the 1st day of December, 1984, including as part thereof this Bond Legislation, as the same may be amended, modified or supplemented by any amendments or modifications thereof and supplements thereto entered into in accordance with the provisions thereof.

         "Interest Reserve Requirement" means $262,000.

         "Interest Index" means for any Interest Period ending prior to the Conversion Date 55% of the rate of interest per annum publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its prime rate.

         "Interest Payment Date" means with respect to the Project Bonds prior to and including the Conversion Date the first (1st) Business Day of each month commencing February 1, 1985, and after the Conversion Date the first (1st) day of each June and December. "Interest Payment Date" with respect to Additional Bonds shall mean the dates identified as such in the Bond Legislation for the Additional Bonds.

         "Interest Period" means with respect to the Project Bonds prior to the Conversion Date a period from and including the Interest Payment Date in each calendar month to and including the day next preceding the Interest Payment Date in the following calendar month, except that the first Interest Period shall be the period from and including the Original Issuance Date to and including January 31, 1985.

         "Investment Company" means any open-end diversified management investment company registered under the Investment company Act of 1940, as amended.

         "Issuer" means the county of Delaware, Ohio, a county and political subdivision in and of the State, and its lawful successors and assigns.

         "Legislative Authority" means the Board of County Commissioners of the Issuer and any officer, board, commission or other body which hereafter succeeds, by operation of law, to the powers and duties of such board.

         "Letter of Credit" means the irrevocable letter of credit issued by the Bank contemporaneously with the original issuance of the Project Bonds, except that upon the issuance and delivery of an Alternate Letter of Credit, "Letter of Credit" shall mean such Alternate Letter of Credit, and upon the delivery of an Alternate Credit Facility, "Letter of Credit" shall, unless the context otherwise requires, include reference to the Alternate Credit Facility.

         "Letter of Credit Agreement" means the Letter of Credit Agreement, dated as of December 1, 1984, between the Company and the Bank pursuant to which the Letter of Credit is issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, and includes any agreement between the Company and the Bank pursuant to which any Alternate Letter of Credit is issued.

         "Loan" means the loan by the Issuer to the Company of the proceeds from the sale of the Bonds to the Original Purchasers.

         "Loan Agreement" means the Loan Agreement, dated as of December 1, 1984, between the Issuer and the Company, as from time to time supplemented or amended in accordance with the provisions thereof.

         "Loan Term" means the period commencing on the date of the Loan Agreement and ending on the date on which the Bonds have been fully paid (or provision for their payment has been made) in accordance with the provisions of the Indenture.

         "Moody's" means Moody's Investors Service, Inc., a corporation organized and existing under the laws of the State of Delaware, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "Moody's" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer, at the request of the Company, by notice to the Trustee and the Bank.

         "Original Issuance Date" means as to the Project Bonds the date on which the Project Bonds are first authenticated and delivered to the Original Purchasers against payment therefor.

         "Original Purchaser" means, as to the Project Bonds, Prudential-Bache Securities Inc., New York, New York, and, as to Additional Bonds, the person or persons identified or referred to in the Bond Legislation for such Additional Bonds.

         "Outstanding Bonds" or "Bonds outstanding" means, as of any date, all Bonds which have been authenticated and delivered by the Trustee under the Indenture except:

         (a) Bonds surrendered for and replaced upon exchange or transfer, or Bonds theretofore cancelled by the Trustee or delivered to the Trustee for cancellation;

         (b) Bonds for the payment or redemption of which sufficient cash funds shall have been theretofore deposited with the Trustee (whether upon or prior to the maturity or redemption date of any such Bonds), or which are deemed to have been paid and discharged, pursuant to the provisions of the Indenture; provided that if such Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been given or arrangements satisfactory to the Trustee shall have been made therefor, or waiver of such notice satisfactory in form to the Trustee, shall have been filed with the Trustee; and

         (c) Bonds in lieu of which others have been authenticated under Sections 2.05 and 2.06 of the Indenture;

         "Paying Agent" means, as to the Project Bonds, the Trustee, and as to Additional Bonds, any bank or trust company designated as such in the Bond Legislation or, in the absence of such designation, the Trustee, and their successors, and any other Paying Agent or Paying Agents as may be appointed by the Issuer from time to time with the consent of the Company.

         "Person" means a natural person, a firm, an association, a corporation or a public body.

         "Project Bonds" means the industrial development revenue bonds of the Issuer designated "County of Delaware, Ohio Industrial Development Revenue Bonds (Radiation Sterilizers Incorporated Project)" identified in Section 1 of this Bond Legislation.

         "Project Purposes" means the purposes of commercial facilities as described in Chapter 165 of the Ohio Revised Code.

         "Record Date" means with respect to any Interest Payment Date on or before the Conversion Date the fifth (5th) day next preceding such Interest Payment Date; provided that if such day is not a Business Day, then the next preceding Business Day, and with respect to any Interest Payment Date after the Conversion Date the fifteenth (15th) day of the month next preceding such Interest Payment Date.

         "Remarketing Agent" means the remarketing agent appointed in accordance with Section 19 of this Bond Legislation. "Principal Office" of the Remarketing Agent shall mean the office thereof designated in writing to the Trustee, the Company, the Issuer and the Bank.

         "Revenues" means (a) the payments and other amounts which under the Loan Agreement are payable by the Company directly to the Trustee to meet amounts due with respect to the principal of and premium, if any, and interest on the Bonds, (b) all other moneys received by the Issuer, or the Trustee on behalf of the Issuer, in respect of the repayment of the Loan including, but not limited to, moneys drawn under the Letter of Credit and (c) income and profit from the investment of the payments and moneys described in (a) and (b) above, all subject, however, to certain provisions in the Indenture with respect to the Trustee's holding moneys for the benefit of the holders of particular Bonds.

         "S&P" means Standard & Poor's Corporation, a corporation organized and existing under the laws of the State of New York, its successors and their assigns, and, if such corporation shall be dissolved or liquidated or shall no longer perform the functions of a securities rating agency, "S&P" shall be deemed to refer to any other nationally recognized securities rating agency designated by the Issuer, at the request of the Company, by notice to the Trustee and the Bank.

         "State" means the State of Ohio.

         "Trustee" means Bank One Trust Company, NA, Columbus, Ohio, and its successors and any corporation or association resulting from or surviving any consolidation or merger to which it or its successors may be a party, and any successor trustee at the time serving as successor trustee under the Indenture.

         Any reference herein to the Issuer, or to any officers thereof, shall include those succeeding to their functions, duties or responsibilities pursuant to or by operation of law or who are lawfully performing their functions. Any reference to a section or provision of the Ohio Constitution or to a section, provision or chapter of the Ohio Revised Code shall include such section or provision or chapter as from time to time amended, modified, revised, supplemented or superseded; provided that no such change in the Constitution or laws (a) shall alter the obligation to pay the principal of and premium, if any, and interest on the Bonds in the amounts and manner, at the times, and from the sources provided in the Bond Legislation and the Indenture, except as otherwise herein permitted or (b) shall be deemed applicable by reason of this provision if such change would in any way constitute an impairment of the rights of the Issuer, the Company, the Trustee, the Bank or the Bondholders under the Loan Agreement or the Indenture.

         Section 3. Form of Project Bonds; Maturity; Place of Payment; Execution. The Project Bonds shall be issued in fully registered form only in the denomination of $100,000 or any integral multiple thereof requested by the Bondholder; provided, however, that any Project Bonds issued upon exchange or transfer after the Conversion Date shall be in the denomination of $5,000 or any integral multiple thereof requested by the Bondholder. The Project Bonds shall be numbered from R-1 upwards and shall mature, subject to prior redemption upon the terms and conditions hereinafter set forth, on December 1, 2004.

         Principal of and premium, if any, and interest on the Project Bonds shall be payable in lawful money of the United States of America from funds available therefor under the Indenture, without deduction for services of any Paying Agent. Principal of and premium, if any, on each Project Bond shall be paid to the holder thereof upon presentation and surrender of such Project Bond as it becomes due at the principal corporate trust office of the Trustee. Interest on each Project Bond shall be payable by check drawn upon the Paying Agent and mailed on each Interest Payment Date to the holder of such Project Bond as of the close of business on the Record Date next preceding the Interest Payment Date at the registered address of such holder as it shall appear as of the close of business on such Record Date on the registration books maintained pursuant to the Indenture notwithstanding the cancellation of any of such Project Bonds upon any exchange or transfer thereof subsequent to the Record Date and prior to such Interest Payment Date, except that, if and to the extent that there shall be a default in the payment of the interest due on such Interest Payment Date, such defaulted interest shall be paid to the holder in whose name any such Project Bond is registered at the close of business on the fifth (5th) Business Day next preceding the date of payment of such defaulted interest.

         Notwithstanding the provisions of the immediately preceding paragraph, a holder of Project Bonds in an aggregate principal amount of $500,000 or more may, by notice to the Paying Agent, direct the Paying Agent to make payments of interest on such holder's Project Bonds by means of wire transfers, in immediately available funds, to a banking institution located in the United States of America designated in such notice for the account of such holder.

         The Project Bonds shall be executed by at least two (2) members of the Legislative Authority, provided that such signatures may be facsimilies.

         Each Project Bond shall bear interest from and including the Original Issuance Date, or if authenticated after the Original Issuance Date from and including the last date to which interest shall have been paid on the Project Bonds until payment of the principal or redemption price thereof shall have been made or provided for in accordance with the provisions of the Indenture, whether at maturity, upon redemption or otherwise. Interest on Project Bonds shall be paid on each Interest Payment Date and, prior to the Conversion Date, shall be computed on the basis of a year of 365 or 366 days, as appropriate, for the actual number of days elapsed. After the Conversion Date, interest on the Project Bonds shall be computed on the basis of a 360-day year and twelve 30-day months.

         Section 4. Interest Rate Prior to Conversion Date. For the first Interest Period, the Project Bonds shall bear interest at a rate equal to six and one-half percentum (6.5%) per annum. Thereafter, for each Interest Period ending before the Conversion Date, the interest rate on the Project Bonds shall be a rate determined by the Remarketing Agent, in its discretion, to be that rate which, if borne by the Project Bonds, would, in the judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, be the interest rate necessary to enable the Remarketing Agent to remarket all Outstanding Project Bonds on the Interest Payment Date occurring in such Interest Period at a price equal to 100% of the principal amount thereof, provided, however, that the interest rate so determined shall not be more than 120% of the greater of, nor less than the lesser of, the Interest Index and the Alternate Interest Index for such Interest Period unless such indices shall have eliminated pursuant to a supplemental indenture as permitted by Section 10.01(h) of the Indenture,

         Notwithstanding anything to the contrary contained herein, the interest rate on the Project Bonds shall never exceed twenty percentum. (20%) per annum.

         For the second Interest Period and each Interest Period thereafter ending prior to the Conversion Date, the interest rate to be borne by the Project Bonds shall be determined as provided in this Section 4 as of, and shall be made available to the Company, the Trustee and the Bank on, the fourth Business Day next preceding the first day of such Interest Period.

         Section 5.        Optional Redemption.

              (a) Prior to the Conversion Date, the Project Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or in part in integral multiples of $100,000 on any Interest Payment Date on a date selected by the Company at a price equal to 100% of the principal amount redeemed plus accrued interest to the redemption date. Prior to the Expiration Date of the Letter of Credit any such redemption shall be made solely from Available Moneys.

              (b) After the Conversion Date, the Project Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or, to the extent permitted by Section 4.3(c) of the Loan Agreement, in part in integral multiples of $5,000 on any Interest Payment Date, at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date, in the event of
         (1) condemnation of the Facilities or any part thereof to the extent provided in Section 4.3(c) of the Loan Agreement or (2) exercise by the Company of its prepayment option as provided in Section 4.3(d) of the Loan Agreement. Prior to the Expiration Date of the Letter of Credit, any such redemption shall be made solely from Available Moneys.

              (c) After the Conversion Date, the Project Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Interest Payment Date in integral multiples of $5,000, on a date selected by the Company at the redemption prices (expressed as percentages of the principal amount redeemed) set forth in the following table plus accrued interest to the redemption date:

                                                                     Redemption
                  Redemption Dates                                     Prices
                                                                      --------

          First optional Redemption Date through                       103%
          the following November 30

          First Anniversary of the First Optional
          Redemption Date through the following
          November 30                                                  102%

          Second Anniversary of the First optional
          Redemption Date through the following
          November 30                                                  101%

          Third Anniversary of the First Optional
          Redemption Date and thereafter                               100%


         Prior to the Expiration Date of the Letter of Credit, any such redemption shall be made from Available Moneys.

              (d) If less than all of the Project Bonds are called for redemption (regardless of whether such redemption is at the option of the Company or pursuant to any mandatory redemption provisions of the Indenture), the selection of Project Bonds or portions thereof to be called shall be made by lot in such manner as the Trustee shall determine; provided, however, that Project Bonds held by the Bank as a result of any draw under the Letter of Credit shall be selected for redemption prior to any other Project Bonds.

              (e) The Issuer, or the Company on behalf of the Issuer, shall give the Trustee written notice of an election to redeem Project Bonds pursuant to this Section 5 at least ten (10) Business Days prior to the latest day on which the Trustee may give the Bondholders notice of redemption pursuant to subsection (a) of Section 9 of this Bond Legislation, provided, however, that prior to the Expiration Date of the Letter of Credit, no such notice shall be deemed effective unless at the time such notice is received by the Trustee the Trustee is holding sufficient Available Moneys to pay the principal of and premium, if any, and interest on the Project Bonds to be redeemed.

         Section 6. Mandatory Redemption. Upon the occurrence of a Determination of Taxability, the Project Bonds are subject to mandatory redemption by the Issuer at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date on the fifteenth (15th) Business Day following the date of such Determination of Taxability if the date of such Determination of Taxability precedes the Conversion Date, or on the seventy-fifth (75th) day following the date of such Determination of Taxability if the date of Determination of Taxability is on or after the Conversion Date. The Project Bonds shall be redeemed in whole unless, in the opinion of Independent Tax Counsel (as defined in the Loan Agreement), the redemption of a portion of the outstanding principal amount of the Project Bonds would have the result that the interest payable on the Project Bonds remaining outstanding after such redemption would not be included in the gross income for federal income tax purposes of any holder of the Project Bonds (other than a holder who is a "substantial user" of the Facilities or a "related person" within the meaning of Section 103(b) of the
Code), in which event only such portion of the outstanding Project Bonds shall be redeemed, Prior to the Expiration Date of the Letter of Credit the redemption price shall be paid solely with proceeds drawn under the Letter of Credit.

         Section 7.        Purchase of the Project Bonds.

              (a) On or before the Conversion Date, any Project Bond or portion thereof in an integral multiple of $100,000 shall be purchased by the Remarketing Agent, on the demand of the holder thereof, on any Interest Payment Date at a purchase price equal to the principal amount thereof, upon: (i) delivery to the Remarketing Agent at its Principal office at or prior to 4:00 p.m., New York City time, on the third Business Day prior to such Interest Payment Date of a telephone notice (unless the Trustee shall be serving as Remarketing Agent, in which case written notice shall be required) which (A) states the principal amount of such Project Bond to be purchased and (B) states that such Project Bond or portion thereof shall be purchased on such Interest Payment Date pursuant to this Section 7(a); and (ii) delivery of such Project Bond to the Principal office of the Remarketing Agent at or prior to 10:00 a.m., New York City time, on such Interest Payment Date; provided, however, that such Project Bond or portion thereof shall be so purchased pursuant to this Section 7(a) only if the Project Bond so delivered to the Remarketing Agent shall conform in all respects to the description thereof in the aforesaid notice.

              (b) On or before the Conversion Date, any Project Bond or portion thereof in an integral multiple of $100,000 shall be purchased by the Trustee on the demand of the holder thereof, if such holder shall be an Investment Company, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon: (i) delivery to the Trustee at its Principal Office of a written notice which (A) states that such holder is an Investment Company, (B) states the principal amount of such Project Bond to be purchased and (C) states the date on which such Project Bond or portion thereof shall be purchased pursuant to this
         Section 7(b), which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Trustee; and (ii) delivery of such Project Bond, and, in the case of a Project Bond or portion thereof to be purchased prior to an Interest Payment Date and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Trustee, for interest due on such Interest Payment Date, at the Trustee's principal corporate trust office at or prior to 10:00 a.m., on the date specified in the aforesaid notice; provided, however, that such Project Bond or portion thereof shall be so purchased pursuant to this Section 7(a) only if the Project Bond so delivered to the Trustee shall conform in all respects to the description thereof in the aforesaid notice.

              (c) On or before the Conversion Date, any Project Bond or portion thereof in an integral multiple of $100,000 shall be purchased by the Remarketing Agent, on the demand of the holder thereof, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon: (i) delivery to the Remarketing Agent at its Principal Office of a written notice which (A) states the principal amount of such Project Bond to be purchased and (B) states the date on which such Project Bond or portion thereof shall be purchased pursuant to this Section 7(c), which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Remarketing Agent; and (ii) delivery of such Project Bond and, in the case of a Project Bond or portion thereof to be purchased prior to the Interest Payment Date for any Interest Period and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Remarketing Agent, for interest due on such Interest Payment Date, to the Principal Office of the Remarketing Agent at or prior to 10:00 a.m., New York City time, on the date specified in the aforesaid notice; provided, however, that such Project Bond or portion thereof shall be so purchased pursuant to this Section 7(c) only if the Project Bond so delivered to the Remarketing Agent shall conform in all respects to the description thereof in the aforesaid notice.

              (d) All Project Bonds shall be purchased by the Trustee on the Interest Payment Date next preceding the Expiration Date of the Letter of Credit and on the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility, at a purchase price equal to the principal amount thereof, except (i) Project Bonds, or portions thereof in an integral multiple of $100,000 if prior to the Conversion Date or $5,000 if on or after the Conversion Date, with respect to which the Trustee shall have received written directions not to so purchase such Project Bonds or portions thereof from the holders of the same, (ii) Project Bonds delivered to the Trustee or the Remarketing Agent as described in subsection (a), (b) or (c) of this Section 7 for purchase on such Interest Payment Date or on any Business Day in the Interest Period next preceding such Interest Payment Date and (iii) Project Bonds issued upon the registration of transfer of Project Bonds referred to in clauses (i) or (ii) above. Any Project Bonds not delivered to the Trustee for purchase as described above (other than Project Bonds described in clauses (i), (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Trustee.

              (e) All Project Bonds shall be purchased by the Trustee on the Conversion Date at a purchase price equal to the principal amount thereof except (i) Project Bonds, or portions thereof in an integral multiple of $5,000, with respect to which the Trustee shall have received written directions not to so purchase such Project Bonds or portions thereof from the holders of the same, (ii) Project Bonds delivered to the Trustee or the Remarketing Agent as described in subsection (a), (b) or (c) of this Section 7 for purchase on the Conversion Date or on any Business Day in the Interest Period next preceding the Conversion Date and (iii) Project Bonds issued upon the registration of transfer of Project Bonds referred to in clauses (i) or
         (ii) above. Any Project Bonds not delivered to the Trustee for purchase (other than Project Bonds described in clauses (i), (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Trustee. The provisions of this subsection shall not apply if there has occurred and is continuing on the prospective purchase date an Event of Default.

              (f) In the event that all Project Bonds are to be purchased by the Trustee pursuant to subsections (d) or (e) of this Section 7, a holder of Project Bonds may direct the Trustee not to purchase any Project Bonds or portions thereof owned by him by delivering to the Trustee, on or before the third (3rd) Business Day preceding the date fixed for such purchase, an instrument or instruments in writing executed by such holder (i) specifying the numbers of the Project Bonds held by him,
         (ii) specifically acknowledging each of the matters set forth in clauses (i) through (vii) of Section 9(b) of this Bond Legislation, and
         (iii) directing the Trustee not to purchase such Project Bonds or portions thereof. Any instrument delivered to the Trustee in accordance with this subsection (d) shall be irrevocable with respect to the Project Bonds for which such instrument is delivered and shall be binding upon subsequent holders of such Project Bonds. Any Project Bond purchased by the Remarketing Agent or the Trustee pursuant to the terms of the Indenture after the Trustee has given notice of the Expiration Date of the Letter of Credit, the Expiration Date of the Alternate Credit Facility or the Conversion Date, pursuant to subsection (b) of Section 9 of this Bond Legislation, shall not be remarketed except to a buyer who either (i) specifically acknowledges, in writing, on the date of purchase each of the matters set forth in clauses (i) through (vii) of subsection (b) of Section 9 of this Bond Legislation, or (ii) agrees to require purchase of such Project Bonds by the Remarketing Agent or the Trustee on or before the Expiration Date of the Letter of Credit or the Expiration Date of the Alternate Credit Facility, as the case may be.

              (g) Upon the delivery to the Remarketing Agent of Project Bonds in accordance with subsection (a) of this Section 7, the Remarketing Agent shall offer such Project Bonds for sale and shall use its best efforts to sell such Project Bonds, any such sale to be at a price equal to 100% of the principal amount thereof on the Interest Payment Date on which such Project Bonds are to be delivered to the Remarketing Agent; provided, however, that, to the extent any moneys described in clauses
         (i) or (ii) of subsection (i) of this Section 7 shall be on deposit with the Trustee, any Project Bonds delivered to the Remarketing Agent shall be purchased with such moneys, and shall not be sold by the Remarketing Agent.

              (h) Upon delivery to the Remarketing Agent of Project Bonds in accordance with subsection (c) of this Section 7, the Remarketing Agent shall offer such Project Bonds for sale and shall use its best efforts to sell such Project Bonds, any such sale to be at a price equal to 100% of the principal amount thereof on the date stated in the notice provided by the holder of such Project Bonds; provided that to the extent any moneys described in clauses (i) or (ii) of subsection (i) of this Section 7 shall be on deposit with the Trustee, any Project Bonds delivered to the Remarketing Agent shall be purchased with such moneys and shall not be sold by the Remarketing Agent.

              (i) On the Interest Payment Date on which Project Bonds are delivered to the Remarketing Agent for purchase by the Remarketing Agent in accordance with subsection (a) of this Section 7, or on the date Project Bonds are to be purchased by the Remarketing Agent in accordance with subsection (c) of this Section 7, the Remarketing Agent shall purchase such

         Project Bonds with immediately available funds at the purchase price specified therein. Funds for the payment of such purchase price shall be derived solely from the following sources in the order of priority indicated, and neither the Issuer nor the Remarketing Agent shall be obligated to provide funds from any other source:

                  (i) Available Moneys furnished by the Trustee to the Remarketing Agent representing proceeds of Additional Bonds issued to refund the Project Bonds;

                  (ii) Available Moneys furnished by the Trustee to the Remarketing Agent representing proceeds described in Section 5.11 of the Loan Agreement;

                  (iii) proceeds of the sale of such Project Bonds by the Remarketing Agent, excluding proceeds of any such sale of Project Bonds to the Company, Charles King & Associates, a California limited partnership or Charles King, its general partner;

                  (iv) moneys furnished by the Trustee to the Remarketing Agent representing proceeds of a drawing by the Trustee pursuant to the Letter of Credit; and

                  (v) moneys furnished by the Trustee to the Remarketing Agent representing moneys furnished by the Company pursuant to Section 4.11 of the Loan Agreement.

The Remarketing Agent shall direct the Trustee, by telephone or telegraph and confirmed promptly in writing, to provide such moneys to the Remarketing Agent (and to draw moneys under the Letter of Credit, if necessary) to the extent necessary to make timely payments required to be made in accordance with this subsection (i).

(j) On any date on which Project Bonds are to be purchased by the Trustee in accordance with subsections (b), (d) or (e) of this Section 7, the Trustee shall purchase such Project Bonds with immediately available funds at the purchase price specified therein. Funds for the payment of such purchase price shall be derived solely from the following sources in the order of priority indicated, and neither the Issuer nor the Trustee shall be obligated to provide funds from any other source:

                           (i) Available Moneys representing proceeds of
                  Additional Bonds issued to refund the Project Bonds;

                           (ii) Available Moneys representing proceeds described
                  in Section 5.11 of the Loan Agreement;

                           (iii) moneys representing proceeds of a drawing by
                  the Trustee pursuant to the Letter of Credit; and

                           (iv) moneys furnished by the Company to the Trustee
                  pursuant to Section 4.11 of the Loan Agreement.

              (k) The Remarketing Agent and the Trustee shall hold in a separate account moneys representing the purchase price of Project Bonds purchased in accordance with this Section 7 until such Project Bonds have been delivered to the Remarketing Agent or the Trustee, as the case may be, by the holders thereof. The Remarketing Agent and the Trustee shall invest such moneys only in Government Obligations maturing not more than thirty days after purchase, as directed by the Company by telephone and confirmed in writing.

              (l) Project Bonds sold by the Remarketing Agent pursuant to subsections (g) or (h) of this Section 7 shall be delivered to the purchasers thereof. Project Bonds purchased by the Remarketing Agent with moneys described in clause (i) or (ii) of subsection (i) of this
         Section 7 shall be delivered to the Trustee for cancellation. Project Bonds purchased by the Remarketing Agent with moneys described in clause (iv) of subsection (i) of this Section 7 shall be registered in the name of, and delivered to, the Bank or its nominee. Project Bonds purchased by the Remarketing Agent with moneys described in clause (v) of subsection (i) of this Section 7 shall, at the direction of the Company, be (A) held by the Remarketing Agent for the account of the Company, (B) delivered to the Trustee for cancellation, or (C) delivered to the Company; provided, however, that any Project Bonds so purchased after the selection thereof by the Trustee for redemption shall be cancelled; and, provided, further that any Project Bonds so purchased shall be registered in the name of, and delivered to, the Bank or its nominee if the Trustee shall have received notice from the Bank of the occurrence of an Event of Default under the Letter of Credit Agreement. The Remarketing Agent shall deliver to the Person to whom any Project Bond is delivered the due-bill check relating to such Project Bond, if any, delivered to the Remarketing Agent in accordance with subsection (c) of this Section 7.

              (m) Project Bonds purchased by the Trustee with moneys described in clauses (i) or (ii) of subsection (j) of this Section 7 shall be cancelled. Project Bonds purchased by the Trustee with moneys described in clause (iii) of subsection (j) of this Section 7 shall be registered in the name of, and delivered to, the Bank or its nominee. Project Bonds purchased by the Trustee with moneys described in clause (iv) of subsection (j) of this Section 7 shall, at the direction of the Company, be (A) cancelled or (B) delivered to the Company; provided, however, that any Project Bonds so purchased after the selection thereof by the Trustee for redemption shall be cancelled; and, provided, further that any Project Bonds so purchased shall be registered in the name of, and delivered to, the Bank or its nominee if the Trustee shall have received notice from the Bank of the occurrence of an Event of Default under the Letter of Credit Agreement.

              (n) The Trustee shall deliver to the Bank the due-bill checks, if any, delivered to the Trustee in accordance with subsection (b) of this
         Section 7.

              (o) Project Bonds delivered as provided in subsections (1) or (m) of this Section 7 shall be registered in the manner directed by the recipient thereof.

              (p) Whenever Project Bonds are delivered to the Bank pursuant to subsections (1) or (m) of this Section 7, the Trustee, as Bond Registrar, shall notify the Company of the principal amount of such Project Bonds and the date of delivery thereof to the Bank (which date of delivery shall be deemed to be the date upon which the draw on the Letter of Credit resulting in such delivery was made). The Trustee shall create and maintain records sufficient to permit the Trustee to determine the interest payable on any Project Bond during any period in which such Project Bond is held by the Bank as a result of a draw on the Letter of Credit, the Trustee shall advise the Company not later than the Business Day immediately preceding each Interest Payment Date as to the amount of such interest.

              (q) The Trustee shall upon receipt of any direction by the Remarketing Agent pursuant to subsection (i) of this Section 7, draw moneys under the Letter of Credit in accordance with the terms thereof in the amounts specified in such direction and furnish such moneys to the Remarketing Agent.

              (r) Any Project Bonds delivered to the Remarketing Agent or the Trustee pursuant to the terms of the Indenture during the period commencing on the date that the Trustee has given the first notice described in Section 9 (c) of this Bond Legislation and ending on the date of delivery to the Trustee of an Alternate Letter of Credit or Alternate Credit Facility shall not be remarketed except to a buyer who expressly acknowledges at the time of such purchase each of the matters set forth in the notice required by Section 9(c) of this Bond legislation and agrees to purchase such Project Bonds notwithstanding the proposed delivery of an Alternate Letter of Credit or Alternate Credit Facility.

         Section 8. Conversion to Fixed Interest Rate.

              (a) At any time, the Company may, by notice in writing to the Issuer, the Trustee, the Remarketing Agent and the Bank, direct that a Fixed Interest Rate be established for the Project Bonds. The Company's notice shall set forth: (i) the Conversion Date desired by the Company, which shall be an Interest Payment Date not less than thirty (30) days after the date of such notice; and (ii) the date the Fixed Interest Rate shall be established, which shall be not less than twelve (12) Business Days prior to the Conversion Date. The notice shall be accompanied by an opinion of Independent Tax Counsel stating that the conversion to a Fixed Interest Rate is authorized and permitted by the Indenture and Chapter 165, Ohio Revised Code, and that such conversion will not adversely affect the exemption of interest on the Project Bonds from federal income taxation. The Remarketing Agent shall determine the Fixed Interest Rate on the date specified in such notice, which rate shall be the lowest rate at which the Remarketing Agent shall have received bids, not later than the twelfth (12th) Business Day prior to the Conversion Date, to purchase all of the Outstanding Project Bonds at a purchase price of 100% of the outstanding principal amount thereof on the Conversion Date. Conversion to the Fixed Interest Rate shall require the prior written consent of the Company and the Bank.

              (b) Any Project Bonds purchased by the Remarketing Agent or the Trustee pursuant to the terms of the Indenture after the Trustee has given notice of the establishment of a Conversion Date, pursuant to subsection (b) of Section 9 of this Bond Legislation, shall not be remarketed except to a buyer who agrees at the time of such purchase either (i) to accept the Fixed Interest Rate on the Conversion Date or
         (ii) to require purchase of such Project Bonds by the Remarketing Agent or the Trustee on or before the Conversion Date pursuant to subsection
         (a), (b) or (c) of Section 7 of this Bond Legislation.

              (c) The Letter of Credit shall be cancelled on the fifteenth
         (15th) day following the Conversion Date, and the Trustee shall deliver the Letter of Credit to the Bank on such day, unless prior to such day the Trustee has received written notification from both the Company and the Bank stating that the Letter of Credit is not to be cancelled on such day.

              (d) In the event that the Letter of Credit or an Alternate Credit Facility is in effect with respect to the Project Bonds following the Conversion Date, the Fixed Interest Rate shall be adjusted on the Adjustment Date so as to equal the rate of interest, recommended by the Remarketing Agent and approved by the Company, for which the Remarketing Agent has received bids on or prior to the twelfth (12th)

         (12th) Business Day next preceding the Adjustment Date to purchase all Outstanding Project Bonds on the Adjustment Date at a price of 100% of the principal amount thereof. Following such adjustment, the Project Bonds shall bear interest at the Fixed Interest Rate determined pursuant to this Section 8(d) until maturity.

         Section 9. Notices of Redemption, Conversion Date, Expiration Date of the Letter of Credit, Expiration Date of the Alternate Credit Facility or Delivery of an Alternate Letter of Credit or Alternate Credit Facility.


              (a) In the event any Project Bonds are called for redemption, the Trustee, on behalf of the Issuer, shall give notice of such redemption, which notice shall (i) identify the Project Bonds or portions thereof to be redeemed, the redemption date, the redemption price and the place or places where the amounts due upon such redemption shall be payable (which shall be the principal corporate trust office of the Trustee) and (ii) state that on the redemption date the Project Bonds to be redeemed shall cease to bear interest. Such notice may set forth any additional information relating to such redemption. Such notice shall be given at least ten (10) Business Days prior to the redemption date if the redemption date is on or prior to the Conversion Date and at least thirty (30) days prior to the redemption date if the redemption is after the Conversion Date.

              (b) The Trustee, on behalf of the Issuer, shall give notice of the establishment of the Conversion Date, the Expiration Date of the Letter of Credit or the Expiration Date of the Alternate Credit Facility, which notice shall include a statement (i) of the date on which the Project Bonds are to be purchased by the Trustee as a result of the establishment of the Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility, (ii) if applicable, that the Letter of Credit or the Alternate Credit Facility shall terminate fifteen (15) days after such purchase date, (iii) that any ratings of the Project Bonds by Moody's or S&P may be withdrawn or reduced from the ratings on the Project Bonds then prevailing, (iv) that the Indenture provides that Project Bonds are required to be delivered to the Trustee for purchase on the date specified in such notice, and that Project Bonds not delivered to the Trustee on such date shall nonetheless be deemed to have been purchased by the Trustee (unless the holders thereof have directed the Trustee not to purchase such Project Bonds or portions thereof) and, accordingly, no interest subsequent to the date specified in such notice shall be payable to such holders, (v) of the rights of the holders to direct the Trustee not to purchase Project Bonds held by them, and the method of exercising such rights,
         (vi) that on the purchase date designated in such notice the Trustee shall hold moneys equal to the purchase price for all Project Bonds not delivered on such date, in trust, for the holders of such Project Bonds, which moneys shall be paid upon surrender of Project Bonds to the Trustee, and (vii) that, if the purchase of the Project Bonds will result from the establishment of the Conversion Date, after the Conversion Date the Project Bonds will bear interest at the Fixed Interest Rate and the holders of the Project Bonds will not have the right to require the Trustee to purchase Project Bonds. Such notice shall be given at least ten (10) Business Days prior to the date on which the Project Bonds are to be purchased as a result of the establishment of a Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility.

              (c) If the Company, in accordance with Section 4.6 of the Loan Agreement, shall direct the Trustee to notify the Bank and the holders of Outstanding Project Bonds that an Alternate Letter of Credit or an Alternate Credit Facility will be delivered to the Trustee, the Trustee shall give such notice, which notice shall state (i) the proposed date of delivery to the Trustee of the Alternate Letter of Credit or Alternate Credit Facility, (ii) the date of the Alternate Letter of Credit or Alternate Credit Facility, (iii) the expiration date of the Letter of Credit for which the Alternate Letter of Credit or Alternate Credit Facility is to be substituted, (iv) the expiration date of the Alternate Letter of Credit or Alternate Credit Facility, (v) the issuer of the Alternate Letter of Credit or Alternate Credit Facility, and a brief description of such issuer, and (vi) if the Project Bonds are then rated by Moody's or S&P, either (A) that any ratings of the Project Bonds by Moody's or S&P may be withdrawn or reduced from such ratings then prevailing, or (B) such ratings of the Project Bonds by Moody's or S&P as shall have been based upon such Alternate Letter of Credit or Alternate Credit Facility. Such notice shall be given at least thirty (30) Business Days prior to the delivery of the Alternate Letter of Credit or Alternate Credit Facility to the Trustee. The Company shall cause a description of the issuer of the Alternate Letter of Credit or Alternate Credit Facility to be furnished to the Trustee in time sufficient to permit the Trustee to give the notice provided for in this subsection (c).

              (d) Any notice required to be given pursuant to subsections (a),
         (b) or (c) of this Section 9 shall be given by mailing a copy thereof by registered or certified mail to the holder of each Project Bond (provided however, that a notice of redemption need be given only to holders of Project Bonds to be redeemed in whole or in part) at the address for such holder shown on the registration books maintained by the Trustee pursuant to the Indenture. Failure to give such notice by mailing, or any defect in such notice, to the holder of any Project Bonds shall not affect the validity of the proceedings with respect to any other Project Bonds.

              (e) If, because of the temporary or permanent suspension of regular mail service, or for any other reason, it is impossible or impractical to mail such notice of redemption or purchase in the manner herein provided, then such other manner of giving notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient notice. Failure to give or receive such notice with respect to any Project Bond shall not affect the validity of any proceedings for the redemption or purchase of any other Project Bonds.

              (f) Any notice required to be given pursuant to subsection (a) or
         (b) of this Section 9 shall also be given to the Bank. Any such notice and any notice required to be given to the Bank pursuant to subsection
         (c) of this Section 9 shall be given to the Bank by telephone or telegraph, promptly confirmed in writing. Immediately after the redemption or cancellation of any Project Bonds, the Trustee shall promptly notify the Bank, in accordance with the provisions of the Letter of Credit, of the aggregate principal amount of Project Bonds redeemed or cancelled and the aggregate principal amount of Project Bonds Outstanding after such cancellation or redemption.

         Section 10. Terms of All Bonds. All Bonds shall bear such designations as May be necessary to distinguish them from any other series of Bonds. All Bonds shall be payable as to principal, premium, if any, and interest in lawful money of the United States of America, shall be in such form as may be provided in the Bond Legislation authorizing them or in the Indenture, shall be negotiable instruments, subject to provisions for registration and shall express on their face the purpose for which they are issued and such other statements or legends as may be required by law.

         All Bonds shall be executed in the manner provided in the Bond Legislation authorizing their issuance or in the manner provided by the applicable law in effect at the time of their issuance. In case any officer whose signature or a facsimile of whose signature shall appear on any Bonds shall cease to be such officer before the issuance, authentication or delivery of such Bonds, such signature or such facsimile shall nevertheless be valid and sufficient for all purposes, as if such officer had remained in office until that time.

         Unless otherwise provided in the Bond Legislation authorizing the issuance of Additional Bonds, notice of redemption of all Bonds shall be given in the manner provided in Section 9 hereof. If Bonds or portions of Bonds are duly called for redemption and if on the redemption date moneys for the redemption of all the Bonds to be redeemed, together with premium, if any, and interest to the redemption date, shall be held by the Trustee or Paying Agents so as to be available therefor, then from and after such redemption date such Bonds or portions of Bonds shall cease to bear interest.

         As provided herein, the Bonds shall be equally and ratably payable solely from the Bond Fund and secured by a pledge and assignment of the Bond Fund, the Construction Fund and the Revenues as herein provided, and further secured by the Indenture (provided, however, that proceeds of the Letter of Credit shall be applied only to the payment of the purchase price of, or the principal of and interest on, the Project Bonds); and anything in the Bond Legislation, the Bonds or the Indenture to the contrary notwithstanding, neither the Bond Legislation, the Bonds, nor the Indenture shall constitute a debt or a pledge of the faith and credit of the Issuer, the State or any political subdivision thereof and the Bondholders shall have no right to have taxes levied by the General Assembly of the State or the taxing authority of any political subdivision of the State for the payment of the principal of and premium, if any, and interest on the Bonds, but such Bonds shall be payable solely from the Revenues and the funds herein pledged, and the Bonds shall contain an the face thereof a statement to that effect; provided, however, that nothing herein shall be deemed to prohibit the Issuer, of its own volition, from using, to the extent it is lawfully authorized to do so, any other resources or revenues for the fulfillment of any of the terms, conditions or obligations of the Indenture, the Bond Legislation or any of the Bonds.

         Section 11. Sale of the Project Bonds. Any member of the Legislative Authority is hereby authorized and directed to execute and deliver the Contract of Purchase in substantially the form submitted to the Legislative Authority, which form of Contract of Purchase is hereby approved in all respects with such changes as shall not be inconsistent with the terms and provisions of this Bond Legislation and not substantially adverse to the Issuer as may be permitted by law and approved by the officer executing the same. The approval of such changes by such officer, and the determination that such changes are not substantially adverse to the Issuer, shall be conclusively evidenced by the execution of the Contract of Purchase. Any member of the Legislative Authority is hereby authorized and directed to make the necessary arrangements on behalf of the Issuer to establish the date, location, procedure and conditions for the delivery of the Project Bonds to the Original Purchasers and to take all steps necessary to effect due authentication, delivery and security of the Project Bonds under the terms of this Bond Legislation and the Indenture, and it is hereby determined that the price and the interest rate for the Project Bonds and the manner of sale, as provided in this Bond Legislation and in the Contract of Purchase, are in the best interest of the Issuer and consistent with all legal requirements.

         The preparation, use and circulation by the Original Purchasers of an official statement relating to the Project Bonds in accordance with the Contract of Purchase is hereby authorized. The Issuer has not confirmed, and assumes no responsibility for the accuracy or completeness of, any of the information in the official statement or any supplements thereto, except as otherwise expressly provided therein.

         Section 12. Creation of Construction Fund; Deposit of Proceeds of Project Bonds. There is hereby created by the Issuer and ordered maintained as a separate bank account in the custody of the Trustee a trust fund to be designated "County of Delaware, Ohio - Radiation Sterilizers, Incorporated Construction Fund". Except for an amount equal to the Interest Reserve Requirement, the aggregate amount received from the sale of the Project Bonds and of any Additional Bonds (unless otherwise provided in the Bond Legislation for such Additional Bonds) shall be deposited in the Construction Fund. Moneys in the Construction Fund shall be held in trust by the Trustee for the purposes set forth in this Bond Legislation and shall be invested in accordance with
Section 16 of this Bond Legislation and disbursed in accordance with the provisions of the Loan Agreement.

         The Issuer covenants and agrees to take all necessary and appropriate action promptly in approving and ordering all such disbursements. The Trustee is hereby authorized and directed to make any such disbursement from the Construction Fund in accordance with the provisions of the Loan Agreement and to transfer moneys and investments from the Construction Fund to the Bond Fund as provided in Section 8.05 of the Indenture.

         Section 13. Source of Payment; Creation of Bond Fund. There is hereby created by the Issuer and ordered maintained as a separate bank account in the custody of the Trustee a trust fund to be designated "County of Delaware, Ohio - Radiation Sterilizers, Incorporated Revenue Bond Fund", and within the Bond Fund, two separate subaccounts, to wit: the A Subaccount and the B Subaccount. From the proceeds received from the sale of the Project Bonds, the Trustee shall deposit an amount equal to the Interest Reserve Requirement in the A Subaccount of the Bond Fund. All payments by the Company pursuant to Sections 4.1 or 4.3 of the Loan Agreement are to be remitted directly to the Trustee for the account of the Issuer and deposited in the B Subaccount of the Bond

Fund, except that monies drawn under the Letter of Credit shall be maintained by the Trustee in a separate account. Such payments are required to be sufficient in amount to pay the principal of and premium, if any, and interest on the Bonds, and the entire amount of such payments is pledged to the payment of the principal of and premium, if any, and interest on the Bonds.

         The Trustee shall maintain a record of the date and amount of each deposit to the B Subaccount of the Bond Fund. On the day on which each such deposit becomes Available Money, the Trustee shall transfer an amount equal to the amount of such deposit to the A Subaccount of the Bond Fund. On the Expiration Date of the Letter of Credit, the Trustee shall combine the balances in the A Subaccount of the Bond Fund and the B Subaccount of the Bond Fund into one account in the Bond Fund.

         The Issuer hereby covenants and agrees that so long as any of the Bonds issued hereunder are outstanding it will deposit, or cause to be deposited, in the Bond Fund sufficient Revenues promptly to meet and pay the principal of and premium, if any, and interest on the Bonds as the same become due and payable. The Issuer further covenants and agrees that should there be a default or Event of Default under the Loan Agreement the Issuer shall fully cooperate with the Trustee and with the Bondholders to the end of fully protecting the rights and security of the Bondholders. Nothing herein shall be construed as requiring the Issuer to use or deposit any moneys from any source other than Revenues.

         Subject to the provisions of Section 4.05 of the Indenture, moneys in the Bond Fund shall be used solely for the payment of the principal of and premium, if any, and interest on the Bonds and for the redemption of the Bonds at or prior to maturity, all in accordance with the provisions of the Indenture.

         After the Conversion Date, whenever the amount in the Bond Fund, from any source whatsoever, is sufficient to redeem all the Bonds outstanding hereunder and to pay interest to accrue thereon prior to such redemption, the Issuer covenants and agrees that upon the request of the Company it will take and cause to be taken the necessary steps to redeem all of said Bonds on the next succeeding redemption date for which the required redemption notice may be given.

         Nothing in this Bond Legislation is intended to prevent the Company from delivering moneys to the Trustee pursuant to Section 4.3(b) of the Loan Agreement for application as provided in such Section.

         Section 14. Additional Bonds. The Issuer, at the request of the Company and to the extent permitted by and consistent with the law in effect at the time thereof, shall use its best efforts to issue Additional Bonds from time to time for providing funds (i) to refund, in advance or otherwise, the Project Bonds or any Additional Bonds; (ii) to make repairs to the Facilities of a major nature arising from casualty or unanticipated conditions; (iii) to acquire, construct, equip or improve land, buildings, structures, facilities, machinery or equipment, all to be used in connection with the Facilities when such acquisition, construction, equipping or improvement will fulfill the purposes of Chapter 165 of the Ohio Revised Code, or any successor law; (iv) to pay that portion of the costs of the Facilities as may be in excess of the moneys available therefor in the Construction Fund prior to the issuance of such Additional Bonds; or (v) for any combination of the foregoing, on a parity with the Project Bonds and any Additional Bonds theretofore or thereafter issued and payable from the Bond Fund; provided that before any Additional Bonds are authenticated there is delivered to and filed with the Trustee (a) any necessary amendment to the Loan Agreement so that the aggregate amounts payable by the Company pursuant to the Loan Agreement, as amended, shall be sufficient in amount to make all required payments into the Bond Fund in order to pay, or redeem at or prior to maturity, all Bonds then to be outstanding, and to pay all other charges required to be paid under the provisions of the Loan Agreement and this Bond Legislation and all Bond Legislation authorizing Additional Bonds; and
(b) the other items required by Section 2.08 of the Indenture; and provided, further, that prior to the Expiration Date of the Letter of Credit, no Additional Bonds shall be issued unless (i) the proceeds thereof are to be used to refund the Project Bonds, in full; or (ii) the Company has received the prior written consent of the Bank to the issuance of such Additional Bonds.

         Additional Bonds shall be in such principal amounts, shall be dated, shall bear interest at such rate or rates, shall be subject to redemption at such times and prices, and shall mature in such years as the Bond Legislation authorizing the issuance thereof shall fix and determine, subject to Section 10 of this Bond Legislation.

         Section 15. Covenants of the Issuer. In addition to the other covenants of the Issuer in this Bond Legislation and in the Indenture, the Issuer further covenants with the Bondholders and the Trustee as follows:

         (a) Payment of Principal, Premium, if Any, and Interest. The Issuer will, solely from the sources herein provided, pay the principal of and premium, if any, and interest on every Bond on the dates and at the places and in the manner mentioned in the Bonds according to the true intent and meaning thereof.

         (b) Performance of Covenants, Authority and Actions. The Issuer covenants that it will faithfully observe and perform at all times all agreements, covenants, undertakings, stipulations on its part to be observed and performed and contained in the Bond Legislation, the Indenture and in any and every Bond executed, authenticated and delivered under the Indenture and in all proceedings pertaining to the Bonds or the Loan Agreement. The Issuer covenants that it is duly authorized by the Constitution and laws of the State, particularly and without limitation Chapter 165 of the Ohio Revised Code, and the authorities therein mentioned, to issue the Bonds authorized hereby and to execute, deliver and perform the Indenture, and to assign and pledge the Revenues in the manner and to the extent herein and in the Indenture set forth; that all actions on its part for the issuance of the Project Bonds and execution, delivery and performance of the Indenture have been duly and effectively taken and, if Additional Bonds are issued pursuant hereto, will be duly taken as provided herein and in the Indenture, and that the Bonds in the hands of the holders thereof are and will be valid and binding special obligations of the Issuer according to the terms thereof. All the obligations and duties of the Issuer and its officers in its behalf, under the Loan Agreement, this Bond Legislation and the Indenture are hereby established as duties specifically enjoined by law and resulting from an office, trust or station of the Issuer and its officers within the meaning of Section 2731.01 of the Ohio Revised Code.

         (c) Maintenance of Lien. The Issuer will not pledge or assign the Revenues, or create or suffer to be created any debt, lien or charge thereon other than the pledge and assignment under this Bond Legislation and Indenture.

         (d) Inspection of Books. The Issuer covenants and agrees that all books and documents in its possession relating to the Facilities and the Revenues shall at all times during Issuer's regular business hours be open to inspection by such accountants or other agencies as the Trustee may from time to time designate.

         (e) Recordings and Filings. The Issuer covenants that it will do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered such indentures supplemental hereto and such further acts, instruments and transfers as the Trustee may reasonably require for better pledging and confirming unto the Trustee any right, title and interest assigned, transferred and pledged hereby. At the expense of the Company, the Issuer will cause the Loan Agreement and the Indenture, and any amendments or supplements to either, and all necessary financing statements, amendments thereto, continuation statements, and instruments of similar character relating to the pledges and assignments made by it to secure the Bonds, to be registered, recorded and filed and re-registered, re-recorded and re-filed in such manner and in such places as may be required by law in order at all times fully to preserve and protect the security of the holders of the Bonds and the rights of the Trustee under the Indenture.

         (f) Rights Under Loan Agreement. The Loan Agreement, a duly executed counterpart of which upon delivery of the Project Bonds will have been filed with the Trustee, sets forth the covenants and obligations of the Issuer and the Company, including a provision in Section 7.8 thereof that subsequent to the issuance of Project Bonds and prior to payment of the Bonds in full or provision for payment thereof in accordance with the provisions hereof and of the Indenture, the Loan Agreement may not be amended, changed, modified, altered, or terminated (other than as provided therein or herein) without the prior written consent of the Trustee, and reference is hereby made to the Loan Agreement for a detailed statement of said covenants and obligations of the Company under the Loan Agreement.

         (g) Rights and Enforcement of the Loan Agreement. The Trustee may enforce, in its name or in the name of the Issuer, all rights of the Issuer for and on behalf of the Bondholders, except for rights expressly reserved to the Issuer, and may enforce covenants, agreements and obligations of the Company under and pursuant to the Loan Agreement, regardless of whether the Issuer is in default in the pursuit or enforcement of those rights, covenants, agreements or obligations. The Issuer, however, will do all things and take all actions on its part necessary to comply with covenants, agreements, obligations, duties and responsibilities on its part to be observed or performed under the Loan Agreement and will take all actions within its authority to keep the Loan Agreement in effect in accordance with the terms thereof,

         Section 16. Investments. Any moneys held as a part of the Bond Fund, the Construction Fund or any other fund or account held by the Trustee pursuant to the Indenture or the Loan Agreement shall, at the written direction of the Authorized Company Representative, as defined in the Loan Agreement, or at the oral direction of such Authorized Company Representative, confirmed as soon as practicable in writing, be held as a cash account or be invested or reinvested by the Trustee in Eligible Investments. The type, amount and maturity (which shall be such so that the moneys invested will be available to make payments from the respective funds in accordance with the provisions of the Bond Legislation) of such investments shall be as specified by said Authorized Company Representative. Any such investment made by the Trustee may be purchased from or through the Trustee or any affiliate of the Trustee, and such investments shall be held by or under the control of the Trustee and shall be deemed at all times a part of the Bond Fund, Construction Fund or such other fund or account, as the case may be, and the interest accruing thereon and any profit realized therefrom shall be credited to such respective fund or account and any loss resulting from such investments shall be charged to such respective fund or account. The Trustee shall sell and reduce to cash a sufficient portion of investments held in any fund or account under the provisions of this Section whenever the cash balance in any such fund or account is insufficient to pay the obligations properly chargeable to such fund or account when due and shall advise the Company when any such action is taken. The Issuer covenants that the Loan Agreement will include a covenant by the Company that moneys in all funds and accounts will be so invested as not to make any of the Bonds arbitrage bonds within the meaning of Section 103(c) of the Code.

         Section 17. Arbitrage Provisions. The Issuer will restrict the use of the proceeds of the Project Bonds in such manner and to such extent, if any, as may be necessary, after taking into account reasonable expectations at the time of the delivery of and payment for the Project Bonds, so that they will not constitute arbitrage bonds within the meaning of Section 103(c) of the Code. Any member of the Legislative Authority is authorized and directed, alone or in conjunction with any other officer, employee, consultant or agent of the Issuer, or with the Company or any employee, consultant or agent of the Company, to give an appropriate certificate of the Issuer for inclusion in the transcript of proceedings for the Project Bonds, setting forth the reasonable expectations of the Issuer regarding the amount and use of the proceeds of the Project Bonds and the facts and estimates on which they are based, all as of the date of delivery of and payment for the Project Bonds, such certificate to be premised on the reasonable expectations and the facts, estimates and circumstances on which those expectations are based as provided by the Company. The Issuer shall furnish to the Original Purchasers a true transcript of proceedings, certified by the Clerk or Assistant Clerk of the Legislative Authority, of all proceedings with reference to the issuance of the Project Bonds along with such other information from the records as is necessary to determine the regularity and validity of the issuance of the Project Bonds.

         Section 18. Indenture and Loan Agreement. In order to secure the payment of The principal of and premium, if any, and interest on the Bonds, a member of the Legislative Authority shall execute, acknowledge and deliver, as may be appropriate, in the name and on behalf of the Issuer, the Indenture and the Loan Agreement, in substantially the forms submitted to the Issuer, which instruments are hereby approved in all respects with such changes therein not inconsistent with this Bond Legislation and not substantially adverse to the Issuer as may be permitted by law and approved by the officer executing the same, The approval of such changes by such officer and that such are not substantially adverse to the Issuer, shall be conclusively evidenced by the execution of the Indenture and the Loan Agreement, respectively, by such officer, The Clerk of the Legislative Authority is hereby directed to insert copies thereof in the record of proceedings of the Issuer with the minutes of this meeting and to certify thereon that the same is in the form so submitted to the Issuer and approved by this Bond Legislation and identified herein as the Indenture and the Loan Agreement. The Indenture contains provisions authorized and permitted by Chapter 165 of the Ohio Revised Code, and this Bond Legislation shall constitute a part thereof as therein provided and for all purposes of the Indenture, including the provisions thereof relating to supplemental indentures and to the severability of provisions of the Indenture,

         Section 19. Remarketing Agent. Prudential-Bache Securities Inc., New York, New York, is hereby appointed the

Remarketing Agent for the Project Bonds. The Remarketing Agent shall designate to the Trustee, the Company, the Issuer and the Bank its principal office and signify the acceptance of the duties and obligations imposed upon it under the Indenture by a written instrument of acceptance delivered to the Issuer and the Trustee under which the Remarketing Agent will agree, particularly:

                  (a) to hold all Project Bonds delivered to it pursuant to the Indenture in trust for the benefit of the respective Bondholders who shall have so delivered such Project Bonds until moneys representing the purchase price of such Project Bonds shall have been delivered to or for the account of or to the order of such Bondholders;

                  (b) to hold all moneys delivered to it for the purchase of Project Bonds in trust for the benefit of the Person who shall have so delivered such moneys until the Project Bonds purchased with such moneys shall have been delivered to or for the account of such Person;

                  (c) to keep such books and records as shall be consistent with prudent industry practice and to make such books and records available for inspection by the Issuer, the Company, the Bank and the Trustee at all reasonable times;

                  (d) not later than 10:30 a.m., New York City time., on each Interest Payment Date, to give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Company, the Trustee and the Bank specifying the principal amount of Project Bonds, if any, delivered to it for purchase on such Interest Payment Date pursuant to
         Section 7(a) of this Bond Legislation;

                  (e) not later than 10:30 a.m., New York City time on each Interest Payment Date, to give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Company, the Trustee and the Bank specifying the principal amount of such Project Bonds, if any, sold by it pursuant to Section 7(g) of this Bond Legislation;

                  (f) not later than the fourth Business Day preceding each Interest Payment Date, to give telegraphic or telephonic notice, promptly confirmed by a written notice, to the Company, the Trustee and the Bank specifying the interest rate on the Project Bonds for the Interest Period commencing on such Interest Payment Date, determined pursuant to and in accordance with Section 4 of this Bond Legislation;

                  (g) to deliver to the Company, the Trustee and the Bank a copy of each notice delivered to it in accordance with Section 7(c) of this Bond Legislation and, immediately upon the delivery to it of Project Bonds in accordance with said Section 7(c), to give telephonic or telegraphic notice to the Company, the Trustee and the Bank specifying the principal amount of the Project Bonds so delivered and the principal amount of such Project Bonds remarketed; and

                  (h) to deliver all Project Bonds and due-bill checks delivered to it pursuant to the Indenture to the Persons to whom the same are to be delivered in accordance with Section 7(1) of this Bond Legislation.

         The Issuer shall cooperate with the Trustee to cause the necessary arrangements to be made and to be thereafter continued whereby Project Bonds executed by the Issuer and authenticated by the Trustee shall be made available to the Remarketing Agent to the extent necessary for delivery to purchasers thereof.

         The Remarketing Agent may at any time resign and be discharged of the duties and obligations created by the Indenture by giving at least ninety (90) days' written notice to the Issuer, the Company, the Bank and the Trustee. The Remarketing Agent may be removed at any time, at the direction of the Company, by an instrument signed by a member of the Legislative Authority and filed with the Remarketing Agent, the Bank and the Trustee. In the event of the resignation or removal of the Remarketing Agent, a successor Remarketing Agent shall be designated by a member of the Legislative Authority, at the direction of the Company and with the consent of the Bank. Any successor Remarketing Agent shall be authorized by law to perform all the duties imposed upon it by the Indenture and shall be a commercial bank having an aggregate of capital, paid in surplus and retained earnings of not less than $50,000,000 or a member of the National Association of Securities Dealers, Inc. having a capitalzation of at least $15,000,000 or having a line of credit with a commercial bank in the amount of at least $15,000,000. In addition, any successor Remarketing Agent (or its parent corporation, if such successor is a subsidiary of a holding company) shall have outstanding securities rated not lower than Baa3 (or a substantially equivalent rating) by Moody's if such a requirement is a condition to the maintenance of the then existing Moody's rating of the Project Bonds.

         Section 20. Other Documents. Any member of the Legislative Authority is hereby further authorized and directed to execute such certifications, financing statements, assignments and instruments and to accept delivery of such instruments as are in the opinion of the counsel to the Issuer necessary to perfect the pledges set forth in the Indenture and to consummate the transactions provided for in the Indenture, the Loan Agreement and the Contract of Purchase.

         Section 21. Prevailing Wage Rates. All wages paid to laborers and mechanics employed on the Facilities shall be paid at the prevailing rates of wages of laborers and mechanics for the class of work called for by the Facilities, which wages shall be determined in accordance with the requirements of Chapter 4115 of the Ohio Revised Code, for determination of prevailing wages; provided, that such requirements shall not apply where the federal government or any of its agencies furnished by loan or grant all or any part of the funds used in connection with the Facilities and prescribes predetermined minimum wages to be paid to such laborers and mechanics; and provided, further, that should the Company or other non public user beneficiary undertake construction of the Facilities to be performed by its regular bargaining unit employees who are covered under a collective bargaining agreement which was in existence prior to the Commitment Date, as defined in the Loan Agreement, the rate of pay provided under the collective bargaining agreement may be paid to such employees. To the extent required by section 4115.032 of the Ohio Revised Code, the Company shall comply, and shall require compliance by all contractors and subcontractors working on the Facilities, with Sections 4115.03 through 4115.16, inclusive, of the Ohio Revised Code. Barry Fairand is hereby appointed Prevailing Wage Coordinator, within the meaning of Section 4115.071 of the Ohio Revised Code, for the Facilities,

         Section 22. Open Meetings. It is found and determined that all formal actions of the Issuer concerning and relating to the adoption of this resolution were adopted in an open meeting of the Legislative Authority, and that all deliberations of the Legislative Authority and any of its committees that resulted in such formal action were in meetings open to the public, in compliance with all legal requirements, including Section 121.22 of the Ohio Revised Code,

         Section 23. Determination and Approval of Legislative Authority. Pursuant to section 165.03, Ohio Revised Code, the Legislative Authority hereby finds and determines that the Facilities constitute a "project" as defined in Chapter 165 of the Ohio Revised Code and are consistent with the provisions of
Section 13 of Article VIII, Ohio Constitution.

         The Legislative Authority, as the "applicable elected representative" of the Issuer for purposes of Section 103(k) of the Code, hereby approves the issuance of the Project Bonds in the principal amount of $4,900,000, the proceeds of which will be loaned to the Company to assist in financing the costs of the Project, generally consisting of the acquisition, construction and equipping of a 20,800 square foot steel frame one-story facility for the sterilization of packaged products using ionizing radiation, located in the Green Meadows Corporate Park.

         Section 24. Effective Date. This Bond Legislation shall take effect and be in force upon its adoption.

Commissioner ___________________ moved adoption of the foregoing resolution.

Commissioner ___________________ seconded adoption of the foregoing resolution.


                                             __________________________________
Voting aye:                                  Commissioner


                                             __________________________________
                                             Commissioner


                                             __________________________________
                                             Commissioner



         The undersigned Assistant Clerk of the Board of County Commissioners of Delaware County, Ohio hereby certifies that the foregoing resolution was duly adopted by the Board of County Commissioners of Delaware County, Ohio on December 24, 1984,


Dated: December 24, 1984                   ____________________________________
                                           Assistant Clerk of the
                                           Board of County Commissioners
                                           County of Delaware, Ohio

         WHEREAS, all acts, conditions and things required to happen, exist, and be performed precedent to and in the issuance of the Project Bonds and in the execution and delivery of this Indenture have happened, exist and have been performed in order to make the Project Bonds, when delivered, valid and binding special obligations of the Issuer in accordance with the terms thereof and hereof, and in order to make this Indenture a valid, binding and legal trust agreement for the security of the Bonds in accordance with its terms; and

         WHEREAS, the Trustee has accepted the trusts created by this Indenture, and in evidence thereof has joined in the execution hereof; and

         WHEREAS, the text of the Project Bonds, the certificate of authentication of the Trustee to be endorsed thereon and other provisions to be included therein are to be substantially in the following form with the appropriate omissions, insertions and variation as in this Indenture provided or permitted:

                         [FORM OF PROJECT BOND - FRONT]

No.  R-                              $

                            UNITED STATES OF AMERICA
                                  STATE OF OHIO
                            COUNTY OF DELAWARE, OHIO
            VARIABLE RATE DEMAND INDUSTRIAL DEVELOPMENT REVENUE BOND
                  (RADIATION STERILIZERS, INCORPORATED PROJECT)

                         Maturity Date: December 1, 2004

Original Issuance Date: December __ 1984                               CUSIP

Registered Holder

Principal Amount______________ Dollars ($____________________)


         The County of Delaware, Ohio (hereinafter sometimes called the "Issuer"), a county and political subdivision in and of the State of Ohio, for value received, promises to pay to the Registered Holder identified above, or registered assigns, but solely from the sources and in the manner hereinafter set forth, the Principal Amount identified above on the Maturity Date identified above, and to pay from said sources interest thereon from the Original Issuance Date identified above, or if this Bond is authenticated after the Original Issuance Date, from and including the last date to which interest shall have been paid on the Project Bonds, as hereinafter defined, at the rates and on the dates set forth herein until payment of such principal sum has been made or provided for, subject to the provisions hereinafter mentioned with respect to redemption prior to maturity. The principal sum of this Bond is payable in lawful money of the United States of America without deduction for services of any paying agent, at the principal corporate trust office of the Trustee, currently BANK ONE TRUST COMPANY, NA, Columbus, Ohio, but only upon presentation and surrender of this Bond at maturity. Interest payable on any Interest Payment Date (as hereinafter defined) will be paid, in lawful money of the United States of America without deduction for services of the paying agent and, subject to certain exceptions provided in the Indenture hereinafter identified, to the person in whose name this Bond is registered at the close of business on the Record Date, as hereinafter defined, for such Interest Payment Date. Except as otherwise provided in the Indenture, interest on this Bond is payable by check drawn upon the Trustee and mailed to the registered holder of this Bond at his address as it appears on the registration books of the Trustee. This Bond shall be purchased on the demand of the registered holder by the Trustee as hereinafter described.

         This Bond is one of a duly authorized issue of County of Delaware, Ohio Variable Rate Demand Industrial Development Revenue Bonds (Radiation Sterilizers, Incorporated Project) (hereinafter sometimes referred to as the "Project Bonds"), issuable under a Trust Agreement, dated as of December 1, 1984 (hereinafter, as the same may be amended and supplemented in accordance with its terms, referred to as the "Indenture"), duly executed and delivered by the Issuer to Bank One Trust Company, NA, as Trustee (the term "Trustee" where used herein referring to said Trustee or its successors in said trust appointed pursuant to the Indenture), aggregating in principal amount Four Million Nine Hundred Thousand Dollars ($4,900,000) and issued for the purpose of providing funds to lend to Radiation Sterilizers, Incorporated (the "Company") so that the Company may acquire, construct and equip property comprising an industrial facility for the sterilization of packaged products using ionizing radiation, located in Delaware County, Ohio (the "Facilities"), in order to promote the industrial and economic development of the State of Ohio and benefit the people of the Issuer by preserving and creating jobs and increasing opportunities for employment and strengthening the economic welfare of the people of the Issuer and the State of Ohio, The proceeds of the Project Bonds will be loaned to the Company pursuant to the terms of the Loan Agreement (the "Loan Agreement") dated as of December 1, 1984 between the Issuer and the Company,

         The Project Bonds are issued pursuant to the Constitution and laws of the State of Ohio, particularly Chapter 165, Ohio Revised Code, the authorities therein mentioned and a resolution duly adopted by the Board of County Commissioners of the Issuer. The Project Bonds are special obligations of the Issuer, are payable as to principal, premium, if any, and interest solely from the Revenues as defined in the Indenture (generally the loan payments and other amounts which under the Loan Agreement are payable by or on behalf of the Company directly to the Trustee to meet amounts due with respect to the principal of and premium, if any, and interest on the Project Bonds, all other moneys received by the Issuer, or the Trustee on behalf of the Issuer, in respect of the payment of loan payments under the Loan Agreement, and income and profit from the investment of such payments and moneys, subject to certain provisions in the Indenture with respect to the Trustee's holding moneys for the benefit of the holders of particular Bonds) and are not otherwise an obligation of the Issuer, the State of Ohio or any political subdivision thereof. The Project Bonds do not represent or constitute a debt, or a pledge of the faith and credit, of the Issuer or of the State of Ohio or of any political subdivision thereof, and the holders or owners thereof have no right to have taxes levied by the General Assembly of the State of Ohio or the taxing authority of any political subdivision thereof for the payment of the principal of and premium, if any, and interest thereon. Payments sufficient for the prompt payment when due of the principal of and premium, if any, and interest on the Project Bonds are required by the Loan Agreement to be paid to the Trustee for the account of the Issuer and have been duly pledged and assigned for that purpose.

         The registered holder of this Project Bond shall not be entitled to enforce the provisions of the indenture or to institute, appear in or defend any suit, action or proceeding at law or in equity to enforce any rights, remedies or covenants granted by the Indenture, or to take any action with respect to any Event of Default as defined in the Indenture, except as provided in the Indenture.

         If an Event of Default shall occur, the principal of this Project Bond and all other Bonds secured by the Indenture then issued and outstanding may be declared due and payable in the manner and with the effect provided by the Indenture, but subject to waiver of such Event of Default as provided in the Indenture.

         The Project Bonds shall not constitute the personal obligation, either jointly or severally, of any officer or employee of the Issuer,

         Reference is made to the further provisions of this Project Bond set forth on the reverse hereof. Such further provisions shall for all purposes have the same effect as though fully set forth at this place.

         AND IT IS HEREBY CERTIFIED AND RECITED that all acts, conditions and things necessary to be done by the Issuer precedent to and in the issuing of the Project Bonds in order to make them legal, valid and binding special obligations of the Issuer in accordance with their terms, and in the execution and delivery of the Indenture and the Loan Agreement, have been done and performed and have happened in regular and due form as required by law; that the Issuer has, on its behalf, received payment in full for the Project Bonds; and that the Project Bonds do not exceed or violate any constitutional or statutory limitation.

         This Project Bond shall not be entitled to any security or benefit under the Indenture or become valid or obligatory for any purpose until the certificate of authentication hereon shall have been signed by the Trustee.

         IN WITNESS WHEREOF, the County of Delaware, Ohio has caused this Project Bond to be executed in its name by the facsimile signatures of at least two members of its Board of County Commissioners.

                                      COUNTY OF DELAWARE, OHIO



                                      ________________________________
                                      County Commissioner



                                      ________________________________
                                      County Commissioner

                (FORM OF TRUSTEE'S CERTIFICATE OF AUTHENTICATION]

         This Project Bond is one of the Project Bonds described in the within-mentioned Indenture.

                                      BANK ONE TRUST COMPANY, NA, Trustee


                                      By: ______________________________
                                      Authorized Signature



                                      Date of Authentication: __________

                          [FORM OF PROJECT BOND - BACK]

Definitions

         In addition to the words and terms defined on the face of this Project Bond, the following words and terms as used herein shall have the following meanings unless the context or use indicates another or different meaning or intent and such definitions shall be equally applicable to both the singular and plural forms of any of the words and terms herein defined:

         "Additional Bonds" means the industrial development revenue bonds of the Issuer which may be issued under Section 14 of the Bond Legislation.

         "Adjustment Date" means, after the Conversion Date, the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility or the Expiration Date of the Letter of Credit, as the case may be.

         "Alternate Credit Facility" means a credit facility other than the Letter of Credit, including without limitation, an irrevocable letter of credit or bond insurance policy, which provides for payment of the principal of and interest on the Project Bonds, when due.

         "Alternate Interest Index" means for any Interest Period ending prior to the Conversion Date 65% of the interest rate applicable to 13-week United States Treasury bills determined by the Remarketing Agent on the basis of the average per annum bond equivalent yield at which such 13-week Treasury bills shall have been sold at the most recent Treasury auction during the next preceding Interest Period. If no such auction shall have been conducted during the next preceding Interest Period, or if the Remarketing Agent shall fail to determine the Alternate Interest Index, the Alternate Interest Index during such Interest Period will be the same as for the preceding Interest Period.

         "Alternate Letter of Credit" means an irrevocable letter of credit other than the Letter of Credit issued in accordance with the Loan Agreement.

         "Bank" means the issuer of the Letter of Credit, initially Wells Fargo Bank, N.A., San Jose, California.

         "Business Day" means any day, other than a Saturday or Sunday, on which banks located in the cities in which the principal corporate trust office of the Trustee and the principal office of the Bank are located and in New York, New York are not required or authorized by law to remain closed and on which The New York Stock Exchange is not closed.

         "Conversion Date" means the date upon which the Project Bonds begin to bear interest at the Fixed Interest Rate.

         "Date of Taxability" means the date as of which all or any part of the interest on the Bonds is first required to be included in the gross income of any holder or former holder thereof for federal income tax purposes by reason of the occurrence of any circumstance on the basis of which a Determination of Taxability is made.

         "Determination of Taxability" means the receipt by the Trustee or a Bondholder of a ruling or technical advice by the Internal Revenue Service in which the Company has participated or a written opinion by an attorney or firm of attorneys of recognized standing on the subject of municipal bonds selected by the Trustee or a Bondholder and approved by the Company, which approval shall not be unreasonably withheld, to the effect that interest on the Project Bonds is includible in the gross income for federal income tax purposes of a holder thereof (other than a holder who is a "substantial user" of the Facilities or a "related person", as such terms are used in Section 103(b) of the Internal Revenue Code of 1954, as amended).

         "Expiration Date of the Alternate Credit Facility" means the date established in the Alternate Credit Facility for the expiration thereof, and in the event such date is extended, such date as extended,

         "Expiration Date of the Letter of Credit" means the date established in the Letter of Credit for the expiration thereof in accordance with its terms, initially January 15, 1988, and in the event such date is extended, such date as extended.

         "First Optional Redemption Date" means the December 1 occurring in the year which is a number of years after the Conversion Date equal to the number of years between the December 1 immediately following the Conversion Date (unless the Conversion Date is a December 1, in which case from such December 1) and December 1, 2004, multiplied by 1/2 and rounded up to the nearest whole number.

         "Fixed Interest Rate" means a fixed non-floating interest rate on the Project Bonds.

         "Interest Index" means for any Interest Period ending prior to the Conversion Date 55% of the rate of interest per annum publicly announced by Morgan Guaranty Trust Company of New York in New York, New York as its prime rate.

         "Interest Payment Date" means with respect to the Project Bonds prior to and including the Conversion Date the first

Business Day of each month commencing February 1, 1985, and after the Conversion Date the first day of each June and December.

         "Interest Period" means with respect to the Project Bonds prior to the Conversion Date a period from and including the Interest Payment Date in each calendar month to and including the day next preceding the Interest Payment Date in the following calendar month, except that the first Interest Period shall be the period from and including the Original Issuance Date to and including January 31, 1985.

         "Investment Company" means any open-end diversified management investment company registered under the Investment Company Act of 1940, as amended.

         "Letter of Credit" means the irrevocable letter of credit issued by the Bank contemporaneously with the original issuance of the Project Bonds, except that upon the issuance and delivery of an Alternate Letter of Credit, "Letter of Credit" shall mean such Alternate Letter of Credit, and upon the delivery of an Alternate Credit Facility, "Letter of Credit" shall, unless the context otherwise requires, include reference to the Alternate Credit Facility.

         "Letter of Credit Agreement" means the Letter of Credit Agreement, dated as of December 1, 1984, between the Company and the Bank pursuant to which the Letter of Credit is issued by the Bank and delivered to the Trustee, and any and all modifications, alterations, amendments and supplements thereto, and includes any agreement between the Company and the Bank pursuant to which any Alternate Letter of Credit is issued.

         "Loan Agreement" means the Loan Agreement, dated as of December 1, 1984, between the Issuer and the Company, as from time to time supplemented or amended in accordance with the provisions thereof.

         "Moody's" means Moody's Investors Service, Inc.

         "Record Date" means with respect to any Interest Payment Date on or before the Conversion Date the fifth (5th) day next preceding such Interest Payment Date; provided that if such day is not a Business Day, then the next preceding Business Day, and with respect to any Interest Payment Date after the Conversion Date the fifteenth (15th) day of the month next preceding such Interest Payment Date.

         "Remarketing Agent" means the remarketing agent appointed in accordance with the Indenture, initially Prudential-Bache Securities Inc., New York, New York.

         "S&P" means Standard & Poor's Corporation.

Interest

         For the first Interest Period, the Project Bonds shall bear interest at the rate set forth in the Indenture. Thereafter, for each Interest Period ending before the Conversion Date, the interest rate on the Project Bonds shall be a rate determined by the Remarketing Agent, in its discretion to be that rate which, if borne by the Project Bonds, would, in the judgment of the Remarketing Agent, having due regard to prevailing financial market conditions, be the interest rate necessary to enable the Remarketing Agent to remarket all outstanding Project Bonds on the Interest Payment Date occurring in such Interest Period at a price equal to 100% of the principal amount thereof, provided, however, that the interest rate so determined shall not be more than 120% of the greater of, nor less than the lesser of, the Interest Index and the Alternate Interest Index for such Interest Period unless the Interest Index and the Alternate Interest Index have been eliminated pursuant to a supplemental indenture entered into in accordance with the provisions of the Indenture.

         Notwithstanding anything to the contrary contained herein, the interest rate on the Project Bonds shall never exceed twenty percentum (20%) per annum.

Redemption

         Prior to the Conversion Date, the Project Bonds are subject to redemption by the Issuer, at the option of the Company, in whole or in part in integral multiples of $100,000 on any Interest Payment Date on a date selected by the Company at a price equal to 100% of the principal amount redeemed plus accrued interest to the redemption date.

         After the Conversion Date, the Project Bonds are subject to redemption by the Issuer, at the option of the Company, in whole at any time or, to the extent permitted by Section 4.3(c) of the Loan Agreement, in part in integral multiples of $5,000 on any Interest Payment Date, at a redemption price of 100% of the principal amount thereof plus accrued interest to the redemption date, in the event of (1) condemnation of the Facilities or any part thereof to the extent provided in Section 4.3(c) of the Loan Agreement or
(2) exercise by the Company of its prepayment option as provided in Section 4.3(d) of the Loan Agreement.

         After the Conversion Date, the Project Bonds are subject to redemption by the Issuer, at the option of the Company, on or after the First Optional Redemption Date, in whole at any time or in part on any Interest Payment Date in integral multiples of $5,000, on a date selected by the Company at the redemption prices (expressed as percentages of the principal amount redeemed) set forth in the following table plus accrued interest to the redemption date:


                                                                 Redemption
              Redemption Dates                                   Prices
              ----------------                                   ----------

              First Optional Redemption Date through
                  the following November 30                           103%

              First Anniversary of the First Optional
                  Redemption Date through the following
                  November 30                                         102%

              Second Anniversary of the First Optional
                  Redemption Date through the following
                  November 30                                         101%

              Third Anniversary of the First Optional
                  Redemption Date and thereafter                      100%

         Upon the occurrence of a Determination of Taxability, the Project Bonds are subject to mandatory redemption by the Issuer at a redemption price of 100% of the principal amount redeemed plus accrued interest to the redemption date on the fifteenth (15th) Business Day following the date of such Determination of Taxability if the date of such Determination of Taxability precedes the Conversion Date, or on the seventy-fifth (75th) day following the date of such Determination of Taxability if the date of Determination of Taxability is on or after the Conversion Date. The Project Bonds shall be redeemed in whole unless, in the opinion of Independent Tax Counsel (as defined in the Loan Agreement) the redemption of a portion of the outstanding principal amount of the Project Bonds would have the result that the interest payable on the Project Bonds remaining outstanding after such redemption would not be included in the gross income for federal income tax purposes of any holder of the Project Bonds (other than a holder who is a "substantial user" of the Facilities or a "related person" within the meaning of Section 103(b) of the Internal Revenue Code of 1954, as amended), in which event only such portion of the outstanding Project Bonds shall be redeemed,

         If less than all of the Project Bonds are called for redemption at any time, the selection of Project Bonds or portions thereof to be called shall be made by lot in such manner as the Trustee shall determine.

Purchase of Project Bonds

         On or before the Conversion Date, any Project Bond or portion thereof in an integral multiple of $100,000 shall be purchased by the Remarketing Agent, on the demand of the holder thereof, on any Interest Payment Date at a purchase price equal to the principal amount thereof, upon: (i) delivery to the Remarketing Agent at its principal office in New York, New York at or prior to 4:00 p.m., New York City time, on the third Business Day prior to such Interest Payment Date of a telephone notice (unless the Trustee shall be serving as Remarketing Agent, in which case written notice shall be required) which (A) states the principal amount of such Project Bond to be purchased and (B) states that such Project Bond or portion thereof shall be purchased on such Interest Payment Date pursuant to this paragraph; and (ii) delivery of such Project Bond to an office designated by the Remarketing Agent in New York, New York, presently c/o Marine Midland Bank, 140 Broadway, New York, New York 10004
Attention: Clearance Department Level A. at or prior to 10:00 a.m., New York City time, on such Interest Payment Date; provided, however, that such Project Bond or portion thereof shall be so purchased pursuant to this paragraph only if the Project Bond so delivered to the Remarketing Agent shall conform in all respects to the description thereof in the aforesaid notice.

         On or before the Conversion Date, any Project Bond or portion thereof in an integral multiple of $100,000 shall be purchased by the Trustee, on the demand of the holder thereof, if such holder shall be an Investment Company, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon: (i) delivery to the Trustee at its principal office in Columbus, Ohio of a written notice which states (A) that such holder is an Investment Company, (B) the principal amount of such Project Bond to be purchased and (C) the date on which such Project Bond or portion thereof shall be purchased pursuant to this paragraph, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Trustee; and (ii) delivery of such Project Bond, and, in the case of a Project Bond or portion thereof to be purchased prior to an Interest Payment Date and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Trustee, for interest due on such Interest Payment Date, at the Trustee's principal corporate trust office in Columbus, Ohio at or prior to 10:00 a.m., on the date specified in the aforesaid notice; provided, however, that such Project Bond or portion thereof shall be so purchased pursuant to this paragraph only if the Project Bond so delivered to the Trustee shall conform in all respects to the description thereof in the aforesaid notice.

         On or before the Conversion Date, any Project Bond or portion thereof in an integral multiple of $100,000 shall be purchased by the Remarketing Agent, on the demand of the holder thereof, on any Business Day at a purchase price equal to the principal amount thereof plus accrued interest, if any, to the date of purchase, upon: (i) delivery to the Remarketing Agent at its principal office in New York, New York of a written notice which (A) states the principal amount of such Project Bond to be purchased and (B) states the date on which such Project Bond or portion thereof shall be purchased pursuant to this paragraph, which date shall be a Business Day not prior to the seventh (7th) day next succeeding the date of the delivery of such notice to the Remarketing Agent; and
(ii) delivery of such Project Bond and, in the case of a Project Bond or portion thereof to be purchased prior to the Interest Payment Date for any Interest Period and after the Record Date in respect thereof, a due-bill check, in form satisfactory to the Remarketing Agent, for interest due on such Interest Payment Date to an office designated by the Remarketing Agent in New York, New York, presently c/o marine Midland Bank, 140 Broadway, New York, New York 10004,
Attention: Clearance Department Level A, at or prior to 10:00 am., New York City time, or the date specified in the aforesaid notice; provided, however, that such Project Bond or portion thereof shall be so purchased pursuant to this paragraph only if the Project Bond so delivered to the Remarketing Agent shall conform in all respects to the description thereof in the aforesaid notice.

         All Project Bonds shall be purchased by the Trustee on the Interest Payment Date next preceding the Expiration Date of the Letter of Credit and on the Interest Payment Date next preceding the Expiration Date of the Alternate Credit Facility, at a purchase price equal to the principal amount thereof, except (i) Project Bonds, or portions thereof in an integral multiple of $100,000 if prior to the Conversion Date or $5,000 if on or after the Conversion Date, with respect to which the Trustee shall have received written directions not to so purchase such Project Bonds from the holders of the same, (ii) Project Bonds delivered to the Remarketing Agent or the Trustee as described in the three preceding paragraphs for purchase on any Business Day in the Interest Period next preceding such Interest Payment Date and (iii) Project Bonds issued upon the registration of transfer of Project Bonds referred to in clauses (i) or
(ii) above. Any

Project Bonds not delivered to the Trustee for purchase as described above (other than Project Bonds described in clauses (i) (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Trustee,

         All Project Bonds shall be purchased by the Trustee on the Conversion Date at a purchase price equal to the principal amount thereof except (i) Project Bonds, or portions thereof in an integral multiple of $5,000, with respect to which the Trustee shall have received written directions not to so purchase such Project Bonds or portions thereof from the holders of the same,
(ii) Project Bonds delivered to the Remarketing Agent or the Trustee as described in the second, third and fourth preceding paragraphs for purchase on any Business Day in the Interest Period next preceding the Conversion Date and
(iii) Project Bonds issued upon the registration of transfer of Project Bonds referred to in clauses (i) or (ii) above. Any Project Bonds not delivered to the Trustee for purchase (other than Project Bonds described in clauses (i), (ii) or (iii) above) shall nonetheless be deemed to be tendered for sale by the holders thereof and purchased by the Trustee. The provisions of this paragraph shall not apply if there has occurred and is continuing on the prospective purchase date an Event of Default as defined in the Indenture.

         In the event that all Project Bonds are to be purchased by the Trustee pursuant to either of the two next preceding paragraphs; a holder of Project Bonds may direct the Trustee not to purchase any Project Bonds or portion thereof owned by him by delivering to the Trustee, on or before the third (3rd) Business Day preceding the date fixed for such purchase, an instrument or instruments in writing executed by such holder (i) specifying the numbers of the Project Bonds held by him, (ii) specifically acknowledging each of the matters set forth in clauses (i) through (vii) of the second paragraph under the heading "Notices" hereinafter set forth, and (iii) directing the Trustee not to purchase such Project Bonds or portions thereof. Any instrument delivered to the Trustee in accordance with this paragraph shall be irrevocable with respect to the Project Bonds for which such instrument is delivered and shall be binding upon subsequent holders of such Project Bonds.

Conversion to Fixed Interest Rate

         At any time, the Company may, by notice in writing to the Issuer, the Trustee, the Remarketing Agent and the Bank, direct that a Fixed Interest Rate be established for the Project Bonds, The Company's notice shall set forth: (i) the Conversion Date desired by the Company, which shall be an Interest Payment Date not less than thirty (30) days after the date of such notice; and

(ii) the date the Fixed Interest Rate shall be established which shall be not less than twelve (12) Business Days prior to the Conversion Date. The notice shall be accompanied by an opinion of Independent Tax Counsel stating that the conversion to a Fixed Interest Rate is authorized and permitted by the Indenture and Chapter 165 of the Ohio Revised Code, and that such conversion will not adversely affect the exemption of interest on the Project Bonds from federal income taxation. The Remarketing Agent shall determine the Fixed Interest Rate on the date specified in such notice, which rate shall be the lowest rate at which the Remarketing Agent shall have received bids, not later than the twelfth
(12th) Business Day prior to the Conversion Date, to purchase all of the outstanding Project Bonds at a purchase price of 100% of the outstanding principal amount thereof on the Conversion Date. Conversion to the Fixed Interest Rate shall require the prior written consent of the Company and the Bank.

         Any Project Bonds purchased by the Trustee pursuant to the terms of the Indenture after the Trustee has given notice of the establishment of a Conversion Date shall not be remarketed except to a buyer who agrees at the time of such purchase either (i) to accept the Fixed Interest Rate on the Conversion Date or (ii) to require purchase of such Project Bonds by the Trustee on or before the Conversion Date pursuant to the first paragraph under the heading "Purchase of Project Bonds" set forth above.

         The Letter of Credit shall be cancelled on the fifteenth (15th) day following the Conversion Date, and the Trustee shall deliver the Letter of Credit to the Bank on such day, unless prior to such day the Trustee has received written notification from both the Company and the Bank stating that the Letter of Credit is not to be cancelled on such day.

         In the event that the Letter of Credit or an Alternate Credit Facility is in effect with respect to the Project Bonds following the Conversion Date, the Fixed Interest Rate shall be adjusted on the Adjustment Date so as to equal the rate of interest, recommended by the Remarketing Agent and approved by the Company, for which the Remarketing Agent has received commitments on or prior to the twelfth (12th) Business Day next preceding the Adjustment Date to purchase all outstanding Project Bonds on the Adjustment Date at a price of 100% of the principal amount thereof. Following such adjustment, the Project Bonds shall bear interest at such Fixed Interest Rate until maturity.

Notices

         In the event any Project Bonds are called for redemption, the Trustee, on behalf of the Issuer, shall give notice of such redemption, which notice shall (i) identify the Project Bonds or portions thereof to be redeemed, the redemption date, the redemption price and the place or places where the amounts due upon such redemption shall be payable (which shall be principal corporate trust office of the Trustee) and (ii) state that on the redemption date the Project Bonds to be redeemed shall cease to bear interest. Such notice shall be given at least ten (10) Business Days prior to the redemption date if the redemption date is on or prior to the Conversion Date and at least thirty (30) days prior to the redemption date if the redemption date is after the Conversion Date.

         The Trustee, on behalf of the Issuer, shall give notice of the establishment of the Conversion Date or the Expiration Date of the Letter of Credit or the Expiration Date of the Alternate Credit Facility, which notice shall include a statement (i) of the date on which the Project Bonds are to be purchased by the Trustee as a result of the establishment of the Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility, (ii) if applicable, that the Letter of Credit or the Alternate Credit Facility shall terminate fifteen (15) days after such purchase date, (iii) that any ratings of the Project Bonds by Moody's or S&P may be withdrawn or reduced from the ratings on the Project Bonds then prevailing, (iv) that the Indenture provides that Project Bonds are required to be delivered to the Trustee for purchase on the date specified in such notice, and that Project Bonds not delivered to the Trustee on such date shall nonetheless be deemed to have been purchased by the Trustee (unless the holders thereof have directed the Trustee not to purchase such Project Bonds or portions thereof) and, accordingly, no interest subsequent to the date specified in such notice shall be payable to such holders, (v) of the rights of the holders to direct the Trustee not to purchase Project Bonds held by them, and the method of exercising such rights, (vi) that on the purchase date designated in such notice the Trustee shall hold moneys equal to the purchase price for all Project Bonds not delivered on such date, in trust, for the holders of such Project Bonds, which moneys shall be paid upon surrender of Project Bonds to the Trustee, and (vii) that, if the purchase of the Project Bonds will result from the establishment of the Conversion Date, after the Conversion Date the Project Bonds will bear interest at the Fixed Interest Rate and the holders of the Project Bonds will not have the right to require the Trustee to purchase Project Bonds. Such notice shall be given at least ten (10) Business Days prior to the date on which the Project Bonds are to be purchased as a result of the establishment of a Conversion Date or the expiration of the Letter of Credit or the Alternate Credit Facility.

         If the Company shall direct the Trustee to notify the Bank and the holders of outstanding Project Bonds that an Alternate Letter of Credit or an Alternate Credit Facility will be delivered to the Trustee, the Trustee shall give such notice, which notice shall state (i) the proposed date of delivery to the Trustee of the Alternate Letter of Credit or Alternate Credit Facility, (ii) the date of the Alternate Letter of Credit or Alternate Credit Facility, (iii) the expiration date of the Letter of Credit for which the Alternate Letter of Credit or Alternate Credit Facility is to be substituted, (iv) the expiration date of the Alternate Letter of Credit or Alternate Credit Facility, (v) the issuer of the Alternate Letter of Credit or Alternate Credit Facility, and a brief description of such issuer, and (vi) if the Project Bonds are then rated by Moody's or S&P, either (A) that any ratings of the Project Bonds by Moody's or S&P may be withdrawn or reduced from such ratings then prevailing, or (B) such ratings of the Project Bonds by Moody's or S&P as shall have been based upon such Alternate Letter of Credit or Alternate Credit Facility. Such notice shall be given at least thirty (30) Business Days prior to the delivery of the Alternate Letter of Credit or Alternate Credit Facility to the Trustee.

         Any notice required to be given pursuant to any of the preceding three
(3) paragraphs shall be given by mailing a copy thereof by registered or certified mail to the holder of each Project Bond (provided, however, that a notice of redemption need be given only to holders of Project Bonds to be redeemed in whole or in part) at the address for such holder shown on the registration books maintained by the Trustee pursuant to the Indenture. Failure to give such notice by mailing, or any defect in such notice, to the holder of any Project Bonds shall not affect the validity of the proceedings with respect to any other Project Bonds.

         If, because of the temporary or permanent suspension of regular mail service, or for any other reason, it is impossible or impractical to mail such notice of redemption or purchase in the manner herein provided, then such other manner of giving notice in lieu thereof as shall be made with the approval of the Trustee shall constitute a sufficient notice. Failure to give or receive such notice with respect to any Project Bond shall not affect the validity of any proceedings for the redemption or purchase of any other Project Bonds.

Miscellaneous

         Pursuant to the Loan Agreement, the Company has agreed to make loan payments in the amounts and at the times necessary to meet the principal of and premium, if any, and interest on the Project Bonds and any Additional Bonds (the Project Bonds and any Additional Bonds hereafter referred to as the "Bonds"). The obligation of the Company to make any loan payments under the

         Loan Agreement shall be deemed to be satisfied and discharged to the extent of corresponding payments made by the Bank to the Trustee under the Letter of Credit.

         The Project Bonds, together with any Additional Bonds, are all issued or may be issued under and are to be equally and ratably secured and entitled to the protection given by the Indenture, which Indenture is on file in the office of the Trustee, and reference is hereby made to the Indenture and to all indentures supplemental thereto for a more complete description of the provisions, among others, with respect to the nature and extent of the security, the rights, duties and obligations of the Issuer, the Trustee, the Bank and the holders of the Bonds and the terms and conditions upon which the Bonds are issued and secured, to all of the provisions of which Indenture each holder, by the acceptance hereof, assents.

         The Project Bonds are issuable only as fully registered bonds in the denomination of $100,000 or any integral multiple thereof, provided, however, that any Project Bonds issued upon exchange or transfer on or after the Conversion Date shall be in the denomination of $5,000 or any integral multiple thereof. Project Bonds are interchangeable in equal aggregate principal amounts and in authorized denominations at the principal corporate trust office of the Trustee, as Bond Registrar, in the manner, subject to the limitations and on payment of the charges provided in the Indenture.

         This Project Bond is transferable by the registered holder hereof in person or by his attorney duly authorized in writing at the principal corporate trust office of the Bond Registrar, upon presentation hereof to the Bond Registrar, all subject to the terms and conditions provided in the Indenture.

         The Indenture contains provisions permitting the Issuer and the Trustee without the consent of the holders of the Bonds at the time outstanding or the Bank to execute supplemental indentures in certain cases enumerated in the Indenture and, with the consent of the holders of a majority in aggregate principal amount of the Bonds at the time outstanding and, under certain conditions prior to the Expiration Date of the Letter of Credit, the Bank, to execute supplemental indentures adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or any supplemental indenture restricting in any manner the rights of the holders of the Bonds; provided, however, that no such supplemental indenture shall (i) extend the maturity of the principal of or the interest on any Bond or reduce the principal amount of any Bond or the rate of interest or redemption premium thereon, or change the terms of the purchase thereof by the Trustee, or reduce the amount or extend the time of any sinking fund payment, without the consent of the holders of each Bond affected; or (ii) permit a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or reduce the aggregate principal amount of the Bonds required for consent to such supplemental indentures, without the consent of the holders of all Bonds then outstanding.

                              (FORM OF ASSIGNMENT]

         FOR VALUE RECEIVED the undersigned sells, assigns and transfers unto ___________ the within Project Bond and all rights thereunder, and does hereby irrevocably constitute and appoint ________________, Attorney to transfer the within Project Bond on the books kept for registration thereof, with full power of substitution in the premises.

Dated:


                           __________________________


In the Presence of:                              Signature guaranteed,


____________________________                     ____________________________

         NOW, THEREFORE, THIS INDENTURE WITNESSETH, that in order to secure the payment of the principal of and premium, if any, and interest on the Bonds according to their true intent and meaning and to the extent herein provided, and to secure the performance and observance of all of the covenants and conditions therein and herein contained and to declare the terms and conditions upon and subject to which the Bonds are and are intended to be issued, authenticated, held, secured and enforced, and for and in consideration of the premises and of the purchase and acceptance of the Bonds by the holders thereof from time to time, and the acceptance by the Trustee of the trusts hereby created, and for other good and valuable considerations, the receipt of which is hereby acknowledged, the Issuer has executed and delivered this Indenture and, subject to and in accordance with this Indenture, has pledged and assigned and does hereby pledge and assign to the Trustee and to its successor in trust, and it and their assigns: (a) all the Revenues; (b) any right, title and interest of the Issuer in the proceeds derived from the sale of the Bonds, and in any securities in which moneys in the Bond Fund, the Construction Fund or any other fund or account created by the Indenture are invested and the proceeds derived therefrom, and in any moneys in such funds; and (c) subject to the proviso below, the Issuer's right, title and interest in and to the Loan Agreement.

         TO HAVE AND TO HOLD to the Trustee and its successors in said Trust and to its and their assigns forever;

         BUT IN TRUST, NEVERTHELESS, for the equal and proportionate benefit, security and protection of all present and future holders of the Bonds issued or to be issued under and secured by this Indenture, and for the enforcement of the payment of the principal of and premium, if any, and interest on the Bonds, when payable, according to the true intent and meaning thereof and of this Indenture and to secure the performance of and compliance with the covenants, terms and conditions of this Indenture, without preference, priority or distinction, as to lien or otherwise, of any one Bond over any other by reason of priority in the issue or negotiation thereof or otherwise, so that each and all Bonds shall have the same right, lien and privilege under this Indenture, and shall be equally and ratably secured hereby, as if all the Bonds had been made, issued and negotiated simultaneously with the delivery of this Indenture (provided, however, that moneys drawn under the Letter of Credit shall be applied only to the payment of the purchase price of, or the principal of and interest on, the Project Bonds), it being intended that the lien and security of this Indenture shall take effect from the date hereof, without regard to the date of actual issue, sale or disposition of the Bonds as if upon such date all the Bonds were actually issued, sold and delivered to purchasers for value; provided, however, that if the Issuer, its successors or assigns, shall pay, or cause to be paid the principal of the Bonds and the interest due or to become due thereon together with any premium required by redemption of any of the Bonds prior to maturity, at the times and in the manner mentioned in the Bonds, respectively, according to the true intent and meaning thereof, and shall cause the payments to be made into the Bond Fund as required under Section 13 of the Bond Legislation authorizing the Project Bonds and as required by the Bond Legislation authorizing any Additional Bonds, or shall have caused the Bonds to have been paid and discharged in accordance with Sections
7.01 and 7.02 of this Indenture, and shall keep, perform and observe all the covenants and conditions pursuant to the terms of this Indenture to be kept, performed and observed by it, and shall pay or cause to be paid to the Trustee and any Paying Agents any sums of money due or to become due to them in accordance with the terms and provisions hereof, then this Indenture and the rights hereby granted shall cease, determine and be void; otherwise, this Indenture shall remain in full force and effect.

         PROVIDED, that the pledge and assignment of the Issuer's right, title and interest in and to the Loan Agreement pursuant to this Indenture is intended solely for purposes of securing the Bonds, the enforcement of the payment of the principal thereof and any premium and interest thereon, when payable, according to the true intent and meaning thereof and of this Indenture and the performance of and compliance with the covenants, terms and conditions of this Indenture, and such pledge and assignment shall not in any way (a) affect, diminish or impair the Issuer's obligations under the Loan Agreement or impose any such obligations on the Trustee; (b) affect, restrict or preclude the Issuer from exercising its rights, or enforcing the Company's obligations, under the Loan Agreement; or (c) constitute a pledge or assignment, or affect the collection by or receipt of the Issuer of moneys (other than moneys received in respect of the repayment of the Loan) which, pursuant to the Loan Agreement, are to be paid directly to the Issuer including, without limitation, (i) amounts paid to the Issuer in reimbursement of expenses incurred by it pursuant to the Loan Agreement and (ii) any moneys to which the Issuer may be entitled under Section
5.3 of the Loan Agreement.

         And it is expressly declared that the Bond Legislation set forth above is part of this Indenture and that all Bonds issued and secured hereunder are to be issued, authenticated and delivered and all said amounts hereby pledged are to be dealt with and disposed of under, upon and subject to the terms, conditions, stipulations, covenants, agreements, trusts, uses and purposes provided in this Indenture and the Issuer has agreed and covenanted, and does hereby further agree and covenant, with the Trustee and with the respective holders from time to time of the Bonds, or any part thereof as follows:

                                    ARTICLE I

                                   Definitions

         In addition to the words and terms elsewhere defined in this Indenture, including the Bond Legislation, the following words and terms as used in this Indenture shall have the following meanings unless the context or use indicates another or different meaning or intent:

                  "Extraordinary Services" and "Extraordinary Expenses" mean all services rendered and all reasonable expenses (including counsel fees) properly incurred under this Indenture other than Ordinary Services and ordinary Expenses.

                  "Ordinary Services" and "Ordinary Expenses" mean those services normally rendered and those expenses (including counsel fees) normally incurred by a trustee under instruments similar to this Indenture.

                                   ARTICLE II

                     Form, Terms, Execution, Authentication,
                       Registration and Exchange of Bonds


         SECTION 2.01. Form of Bonds. The Bonds and Trustee's certificate of authentication shall be substantially in the forms hereinabove set forth and, in the case of Additional Bonds, with such omissions, insertions and variations as may be authorized or permitted by the Bond Legislation authorizing such Additional Bonds consistent with this Indenture.

         SECTION 2.02. Terms of Bonds. The terms of the Project Bonds shall be as provided in this Indenture. Any series of Additional Bonds shall have maturities, interest rates, interest payment dates, redemption provisions, denominations, registration provisions and other terms as provided in the Bond Legislation authorizing issuance or award thereof, provided that such terms and provisions shall not be otherwise inconsistent with this Indenture.

         SECTION 2.03 Execution of Bonds-Authentication. The Bonds shall be executed in the manner provided in the Bond Legislation authorizing such Bonds, provided, however, that such manner of execution shall not be inconsistent with any requirements of this Indenture.

         No Bond shall be valid or become obligatory for any purpose or shall be entitled to any security or benefit under this Indenture unless and until a certificate of authentication substantially in the form hereinabove set forth in connection with the Project Bonds, shall have been duly endorsed upon such Bond, and such authentication by the Trustee upon any Bond shall be conclusive evidence that the Bond so authenticated has been duly authenticated and delivered hereunder and that the holder is entitled to the security of this Indenture. Such certificate of authentication of the Trustee may be executed by any person duly authorized by the Trustee, but it shall not be necessary that the same person sign the certificate of authentication on all the Bonds.

         SECTION 2.04. Transfer and Exchange of Bonds. Bonds of each series are issuable only as fully registered Bonds in the denominations set forth in the Bond Legislation for such series. Each Bond shall be of a single maturity; provided, however, that any member of the Legislative Authority, with approval of the Trustee, may authorize issuance of one or more Bonds representing more than one maturity of the same series with appropriate changes in the Bond form to cover more than the maturity. Except as otherwise provided in the Bond Legislation, each Bond shall bear interest from its date and shall be dated as of the Interest Payment Date next preceding the date of its authentication, unless authenticated upon an Interest Payment Date, in which case it shall be dated as of the date of its authentication; provided, however, that if at any time of authentication of any Bond, interest is in default, such Bond shall be dated as of the date to which interest has been paid.

         Unless otherwise provided in the Bond Legislation, the principal of and premium, if any, on all Bonds shall be payable at the principal corporate trust office of the Trustee, and payment of the interest on all Bonds shall be made on each Interest Payment Date to the person appearing on the registration books hereinafter provided for as the registered holder thereof on the Record Date for such Interest Payment Date, by check or draft by the Trustee to such registered holder at his address as it appears on such registration books.

         Upon surrender thereof at the corporate trust office of the Trustee, as Bond Registrar, together with an assignment duly executed by the registered holder or his duly authorized attorney in such form as shall be satisfactory to the Bond Registrar, Bonds may, at the option of the registered holder thereof, be exchanged for other Bonds of the same series of any denomination or denominations authorized by the applicable Bond Legislation in the aggregate principal amount not exceeding the unmatured and unredeemed principal amount of such fully registered Bonds, and bearing interest at the same rate and maturing on the same date.

         Any Bond may be transferred only upon the books kept for the registration and transfer of Bonds, upon surrender thereof at the corporate trust office of the Trustee, as Bond Registrar, together with an assignment duly executed by the registered holder or his duly authorized attorney in such form as shall be satisfactory to the Bond Registrar. Upon the transfer of any Bond and on request of the Bond Registrar, the Issuer shall execute in the name of the transferee and the Trustee shall authenticate and deliver at the option of the transferee, a new Bond or Bonds of the same series of any denomination or denominations permitted by this Indenture and the applicable Bond Legislation in aggregate principal amount equal to the unmatured and unredeemed principal amount of such transferred Bond and bearing interest at the same rate and maturing on the same date.

         In all cases in which Bonds shall be exchanged or transferred hereunder, the Issuer shall execute and the Trustee shall authenticate and deliver Bonds in accordance with the provisions of this Indenture. Except as otherwise provided in the Bond Legislation authorizing the Bonds, if approved by the

Company, the Issuer and Bond Registrar may make a charge for every such exchange or transfer of Bonds sufficient to reimburse themselves for any tax, fee or other governmental charge required to be paid with respect to such exchange or transfer and such charge or charges shall be paid before any new Bond shall be delivered. In the event the Company does not approve any such charges, then the Company shall reimburse the Bond Registrar or the Issuer, as the case may be, for any such tax, fee or other governmental charge. Except in connection with the purchase of Project Bonds in accordance with Section 7 of the Bond Legislation for the Project Bonds, neither the Issuer nor the Bond Registrar shall be required to make any such exchange or transfer of any Bond during the ten (10) days next preceding any selection of Bonds to be redeemed, or after such Bond has been selected for redemption.

         The person in whose name a Bond shall be registered shall be deemed and regarded as the absolute owner thereof for all purposes, and payment of or on account of the principal of and premium, if any, on any such Bond and the interest on such Bond shall be made only to or upon the order of the registered holder thereof or his duly authorized attorney in such form as shall be satisfactory to the Bond Registrar, and neither the Issuer, the Bond Registrar nor any Paying Agent shall be affected by any notice to the contrary, but such registration may be changed as hereinabove provided. All such payments shall be valid and effectual to satisfy and discharge the liability upon such Bond, including the interest and any premium thereon, to the extent of the sum or sums so paid.

         In case any Bond is redeemed in part only, the Issuer on or after the redemption date and upon surrender of such Bond, shall cause execution of, and the Trustee shall authenticate and deliver, a new Bond or Bonds in an authorized denomination or denominations and in an aggregate principal amount equal to the unredeemed portion of such Bon.

         So long as any of the Bonds remain outstanding, the Issuer will cause to be maintained and kept, at the corporate trust office of the trustee as Bond Registrar, books for the aforesaid registration and transfer of Bonds.

         SECTION 2.05. Mutilated, Lost, Wrongfully Taken or Destroyed Bonds. In the event any Bond is mutilated, lost, wrongfully taken or destroyed, the Issuer may execute a new Bond, as the case may be, and the Trustee may authenticate such new Bond, of like date, maturity and denomination and of the same series as that mutilated, lost, wrongfully taken or destroyed, provided that, in the case of any mutilated Bond, such mutilated Bond shall first be surrendered to the Trustee, and in the case of any lost, wrongfully taken or destroyed Bond, there shall be first furnished to the Company and the Trustee evidence of such loss, wrongful taking or destruction satisfactory to the Authorized Company Representative, as defined in the Loan Agreement, and the Trustee, together with indemnity satisfactory to them. In the event any such lost, wrongfully taken or destroyed Bond shall have matured, instead of issuing a duplicate Bond the Issuer, by any member of the Legislative Authority, may direct the Trustee to pay the same without surrender thereof upon the furnishing of the satisfactory evidence and indemnity as in the case of issuance of a new Bond. The Issuer, the Company and the Trustee may charge the holder of such Bond with their reasonable fees and expenses in connection with their action pursuant to this Section 2.05.

         Every substituted Bond issued pursuant to this Section 2.05 by reason of any Bond being lost, wrongfully taken or destroyed shall, with respect to such Bond constitute an additional contractual obligation of the Issuer, whether or not the lost, wrongfully taken or destroyed Bond shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds duly issued hereunder. All Bonds shall be held and owned on the express condition that the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, lost, wrongfully taken or destroyed Bonds and shall preclude any and all rights or remedies, notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement or payment of negotiable instruments or other securities without their surrender.

         SECTION 2.06. Cancellation of Bonds. Any Bond surrendered for the purpose of payment or retirement, or for exchange or transfer, or for replacement pursuant to Section 2.05 hereof, shall be cancelled upon surrender thereof to the Trustee or any Paying Agent. Any Bonds cancelled by any Paying Agent other than the Trustee shall be promptly transmitted by such Paying Agent to the Trustee. Certification of Bonds cancelled by the Trustee and Bonds cancelled by a Paying Agent other than the Trustee which are transmitted to the Trustee shall be made to the Issuer and to the Company at least once each calendar year. Unless otherwise directed by the Issuer or other lawful authority, cancelled Bonds shall be destroyed by shredding or cremation by the Trustee, and certificates of such destruction (describing the manner thereof) shall be provided by the Trustee to the Issuer and the Company at least once each calendar year.

         If any Project Bonds are deemed to have been purchased by the Trustee pursuant to subsections (d) or (e) of Section 7 of the Bond Legislation for the Project Bonds with moneys described in clause (iii) of subsection (j) of said Section 7, then such Project Bonds shall be deemed cancelled whether or not such Project Bonds shall have been delivered to the Trustee; and the Issuer shall execute and the Trustee shall authenticate and deliver to or upon the order of the Company, a Project Bond in the principal amount equal to the aggregate principal amount of Project Bonds deemed cancelled in accordance with this paragraph.

         SECTION 2.07. Delivery of the Project Bonds. Upon the execution and delivery of this Indenture and subject to Section 5 of the Bond Legislation, the Issuer shall execute and deliver to the Trustee and the Trustee shall authenticate the Project Bonds and deliver them to, or for the account of, the Original Purchasers thereof as may be directed by the Issuer as hereinafter in this Section 2.07 provided.

         Prior to the delivery by the Trustee of any of the Project Bonds there shall be filed with the Trustee:

         1. Executed counterparts of the Indenture, the Loan Agreement and the Letter of Credit Agreement.

         2.       The executed Letter of Credit.

         3. A copy, duly certified by the Clerk or Assistant Clerk of the Legislative Authority, of the Bond Legislation authorizing the execution and delivery of this Indenture and the Loan Agreement and the issuance and sale of the Project Bonds.

         4. A request and authorization to the Trustee on behalf of the Issuer, signed by any member of the Legislative Authority, to authenticate and deliver the Project Bonds to, or on the order of, the Original Purchasers upon payment to the Trustee, but for the account of the Issuer, of the sum specified therein, which shall be deposited as provided in
      Section 12 of the Bond Legislation.

         5. A copy, duly certified by the secretary or an Assistant Secretary of the Company, of the resolutions of the board of directors of the Company authorizing the execution and delivery of the Loan Agreement and the Letter of Credit Agreement,

         6. An executed counterpart of the written instrument of acceptance of the Remarketing Agent required pursuant to Section 19 of the Bond Legislation for the Project Bonds.

         7.       Such other items as may be required by bond counsel.

         SECTION 2.08. Delivery of Additional Bonds. Before any Additional Bonds authorized by Section 14 of the Bond Legislation authorizing the Project Bonds shall be authenticated and delivered by the Trustee, there shall be filed with the Trustee those items required by Section 14 of such Bond Legislation and the following:

         1. An executed counterpart of a supplemental indenture of the character permitted by Section 10.01(g) of the Indenture setting forth the terms and provisions of such Additional Bonds.

         2. Executed counterparts of any amendment to the Loan Agreement entered into in connection with the issuance of such Additional Bonds.

         3. A copy, duly certified by the Clerk of the Legislative Authority, of the resolution of the Legislative Authority authorizing the execution and delivery of any required amendment or amendments to the Loan Agreement together with a copy of the written request from the Company to the Issuer or issuance of such Additional Bonds.

         4. A copy, duly certified by the Clerk of the Legislative Authority, of the Bond Legislation authorizing the execution and delivery of the supplemental indenture referred to above and the issuance and sale of such Additional Bonds.

         5. A request and authorization to the Trustee on behalf of the Issuer, signed by any member of the Legislative Authority, to authenticate and deliver such Additional Bonds to, or on the order of, the Original Purchasers thereof who are therein identified, upon payment to the Trustee for the account of the Issuer of the sum specified in such request and authorization.

         6. A copy, duly certified by the Secretary or an Assistant Secretary of the Company, of the resolutions of the board of directors of the Company authorizing the execution and delivery of an amendment to the Loan Agreement, if applicable.

         7. The written opinion of counsel for the Issuer, or other counsel satisfactory to the Company and to the Trustee, to the effect that the issuance of such Additional Bonds has been duly authorized, and that such Additional Bonds constitute valid and binding special obligations of the Issuer in accordance with the terms and provisions thereof and are payable from, and secured equally and ratably with any other Bonds outstanding under the Indenture by a pledge of, the Bond Fund and the Revenues.

         8. The written opinion of Independent Tax Counsel, as defined in the Loan Agreement, or a ruling of the Internal Revenue Service that the issuance of the Additional Bonds will not adversely affect the exemption from federal income taxation of the interest on any outstanding Bonds.

         9. Such other items as may be specified in any supplemental indenture relating to such Additional Bonds.

         When the foregoing documents have been duly filed and the Trustee shall have determined that no Event of Default exists with respect to the payment of any amounts required to be paid by the Company pursuant to Sections 4.1 or 4.3 of the Loan Agreement, and the Additional Bonds have been executed and authenticated, the Trustee shall deliver them to or upon the order of the Original Purchasers thereof identified in the request and authorization referred to in subsection 5 of this Section 2.08, but only upon payment to the Trustee for the account of the Issuer of the specified sum set forth in the request and authorization referred to in such subsection 5.

                                   ARTICLE III

                               Redemption of Bonds

         SECTION 3.01 Privilege of Redemption and Redemption Price. The Bonds shall be subject to redemption prior to maturity at such times, to the extent and in the manner provided in the applicable Bond Legislation, all subject to this Indenture.

         SECTION 3.02. Issuer's Election to Redeem. The Issuer, or the Company at the request and on behalf of the Issuer, except in the case of sinking fund redemption as provided in the Bond

Legislation, shall give written notice to the Trustee of its intention so to redeem in accordance with the Bond Legislation, of the redemption date and of the principal amount of Bonds to be redeemed, which notice shall be given in accordance with the requirements of the Bond Legislation for the series of Bonds being redeemed. In the event notice of redemption shall have been given as provided in Section 3.03 hereof, the Issuer shall, and hereby covenants that it will prior to the redemption date, pay to the Trustee an amount in cash which, in addition to other moneys, if any, available therefor held by the Trustee, will be sufficient to redeem at the redemption price thereof, plus interest accrued to the redemption date, all of the redeemable Bonds which the Issuer has so elected to redeem.

         SECTION 3.03 Notice of Redemption. When the Trustee shall receive notice from the Issuer with respect to its intention to redeem Bonds or in order to carry out the sinking fund redemption requirements of the Bond Legislation, the Trustee shall give notice of redemption as provided in the applicable Bond Legislation.

         SECTION 3.04. Payment of Redeemed Bonds. Notice having been given in the manner provided in Section 3.03 hereof, the Bonds so called for redemption shall become due and payable on the redemption date so designated at the redemption price, plus interest accrued to the redemption date, and, upon presentation and surrender thereof at the place or places specified in such notice, such Bonds shall be paid at the redemption price plus interest accrued to the redemption date. If, on the redemption date, moneys for the redemption of all such Bonds to be redeemed, together with interest to the redemption date, shall be held by the Trustee or any Paying Agent so as to be available therefor on said date and if notice of redemption shall have been given as aforesaid, then, from and after the redemption date such Bonds so called for redemption shall cease to bear interest, and said Bonds shall no longer be considered as outstanding hereunder. If said moneys shall not be so available on the redemption date, such Bonds shall continue to bear interest until paid at the same rate as they would have borne had they not been called for redemption.

         All moneys deposited in the Bond Fund and held by the Trustee or Paying Agents for the redemption of particular Bonds shall be held in trust for the account of the holders thereof and shall be paid to them respectively upon presentation and surrender of such Bonds.

                                   ARTICLE IV

                   Further Provision as to Funds and Payments

         SECTION 4.01. Provision for Payment. The Issuer hereby authorizes and directs the Trustee to cause withdrawal of sufficient funds from the Bond Fund to pay the principal of and premium, if any, and interest on the Bonds as the same become due and payable, for the purposes of paying, or transferring necessary funds to Paying Agents to pay, said principal of and premium, if any, and interest, which authorization and direction the Trustee hereby accepts. The Trustee shall provide the Company with a written statement of any amounts withdrawn from the Bond Fund and transferred to any other fund or account. Nothing in this Section 4.01 is intended to prevent the Company from delivering to the Trustee moneys pursuant to Section 4.3 of the Loan Agreement for the purchase or redemption of Bonds in accordance with that Section.

         SECTION 4.02. Nonpresentment of Bonds. In the event any Bond shall not be presented for payment when the principal thereof becomes due, either at maturity, at the date fixed for redemption thereof, or otherwise, if funds sufficient to pay such Bond shall have been made available to the Trustee for the benefit of the holder thereof, all liability of the Issuer to the holder thereof for the payment of such Bond shall thereupon cease and be completely discharged, and it shall be the duty of the Trustee to hold such funds, without liability for interest thereon, for the benefit of the holder of such Bond, who shall thereafter be restricted exclusively to such funds, for any claim of whatever nature on his part under this Indenture or on, or with respect to, said Bond; provided that any funds which shall be so held by the Trustee and which remain unclaimed by the holder of the Bond not presented for payment for a period of four (4) years after the date on which such Bond shall have become payable, shall be paid to the Company and thereafter the holder of such Bond shall look only to the Company for payment and then only to the amounts so received without any interest thereon and the Trustee shall have no responsibility with respect to such moneys.

         SECTION 4.03. Trustee's and Paying Agents' Fees, Charges and Expenses. Pursuant to the provisions of the Loan Agreement, the Company has agreed to pay to the Trustee, commencing with the commencement of the Loan Term, as defined in the Loan Agreement, and continuing until the principal of and premium, if any, and interest on the Bonds shall have been fully paid or provision for the provisions thereof shall have been made in accordance with the provisions of this Indenture: (i) an amount equal to the fee of the Trustee, as Trustee, which will be payable in each year on such date as is mutually agreeable to the Trustee and the Company, and the Trustee will give notice to the Company of the Ordinary Services of the Trustee rendered and its Ordinary Expenses incurred under this Indenture, (ii) any reasonable fees, charges and expenses of the Trustee, as Bond Registrar and Paying Agent, not reimbursed by any holder pursuant to
Section 2.04 hereof as and when the same become due, and (iii) the reasonable fees, charges and expenses of the Trustee for necessary Extraordinary Services and Extraordinary Expenses under this Indenture, as and when the same become due and payments of all such amounts shall be given preference in payment over any of the Bonds, and shall be paid out of the Revenues; provided however, that such amounts shall not be paid with proceeds from a draw on the Letter of Credit; and provided, further, that either the Issuer or the Company may, without creating a default or Event of Default hereunder, contest in good faith the necessity for any such Extraordinary Services and Extraordinary Expenses and the reasonableness of any such fees, charges or expenses. It is further understood and agreed that the initial or acceptance fee of the Trustee and the fees, charges and expenses of the Trustee referred to in the first sentence of this
Section 4.03 which become due during the Construction Period (as defined in the Loan Agreement), may be paid by the Trustee from the Construction Fund as and when the same shall become due.

         SECTION 4.04. Moneys to Be Held in Trust. All moneys required to be deposited with or paid to the Trustee on behalf of the Issuer to be used in the payment of the principal of or premium, if any, or interest on the Bonds, under any provision of this Indenture and the Loan Agreement shall be held by the Trustee in trust for the benefit of the Bondholders, and except for moneys deposited with or paid to the Trustee for the redemption of Bonds, notice of redemption of which has been duly given, shall, while held by the Trustee, be subject to the lien hereof.

         SECTION 4.05. Repayment to the Company from the Bond Fund and Other Funds or Accounts. Except as provided in Section 4.02 of this Indenture, any amounts remaining in the Bond Fund or any other funds or accounts held by the Trustee under any provision of this Indenture or the Loan Agreement, after all of the Bonds shall be deemed to have been paid and discharged under the provisions of this Indenture and the fees, charges and expenses of the Trustee and the Paying Agents and all other amounts required to be paid under this Indenture and the Loan Agreement shall have been paid, shall be paid to the Bank if there are outstanding obligations of the Company to the Bank under the Letter of Credit Agreement, or otherwise to the Company as provided in section 7.4 of the Loan Agreement.

         SECTION 4.06. Notice of Failure to Make Payments Under Loan Agreement. If any amounts payable pursuant to Sections 4.1. or 4.3 of the Loan Agreement shall not be paid at the time therein specified, then the Trustee shall, within three hours of the occurrence of such failure, use its best efforts to give telephonic or personal notice of such failure to the Authorized Company Representative, as defined in the Loan Agreement, and the Bank, and the Trustee shall immediately thereafter confirm such notice by telegram or by letter mailed by special delivery, postage prepaid.

         SECTION 4.07. Provision for Payment of Project Bonds. Notwithstanding the provisions of Section 4.01 of this Indenture, funds for the payment of principal of and premium, if any, and interest on the Project Bonds, whether at maturity, by optional or mandatory redemption, acceleration or otherwise, shall be derived from the following sources in the order of priority indicated:

         (i) Available moneys constituting proceeds from the sale of Additional Bonds issued for the purpose of refunding the Project Bonds;

         (ii) Available Moneys constituting proceeds described in Section 5.11 of the Loan Agreement;

         (iii) prior to the Expiration Date of the Letter of Credit, moneys deposited in the A Subaccount of the Bond Fund, provided, however, that such moneys shall be used only to pay principal of or interest on the Project Bonds;

         (iv) moneys drawn by the Trustee under the Letter of Credit, provided, however, that such moneys shall be used only to pay the principal of and interest on Project Bonds other than Project Bonds delivered to the Bank pursuant to any draw under the Letter of Credit;

         (v) amounts deposited into the Bond Fund pursuant to Section 3.3(k) of the Loan Agreement; and

         (vi) other moneys furnished by the Company to the Trustee pursuant to the Loan Agreement for application to the payment of principal of and premium, if any, and interest on the Project Bonds.

         SECTION 4.08.     Letter of Credit.

         (a) The Trustee shall draw moneys under the Letter of Credit in accordance with the terms thereof to the extent necessary to make timely payments of principal of and interest on the Project Bonds and to pay the purchase price of Project Bonds purchased pursuant to Section 7 of the Bond Legislation for the Project Bonds,

         (b) If at any time there shall have been delivered to the Trustee (i) an Alternate Letter of Credit or an Alternate Credit Facility and (ii) an opinion of Independent Tax Counsel stating that the delivery of such Alternate Letter of Credit or Alternate Credit Facility to the Trustee is authorized under the Loan Agreement and Chapter 165, Ohio Revised Code, and complies with the terms of the Loan Agreement, then the Trustee shall accept such Alternate Letter of Credit or Alternate Credit Facility and immediately surrender the previously held Letter of Credit to the Bank, in accordance with the terms of such Letter of Credit, for cancellation. Unless the Company and the Bank shall have given written notice to the Trustee to the contrary, the Trustee shall 15 days after the Conversion Date surrender the Letter of Credit to the Bank, in accordance with the terms of the Letter of Credit, for cancellation. If at any time there shall cease to be any Project Bonds outstanding under the Indenture, other than Project Bonds delivered to the Bank pursuant to any draw under the Letter of Credit, the Trustee shall immediately surrender the Letter of Credit to the Bank, in accordance with the terms of the Letter of Credit, for cancellation. The Trustee shall comply with the procedures set forth in the Letter of Credit Agreement and the Letter of Credit (including, but not limited to, execution and delivery of appropriate certificates) relating to the extension, reduction, reinstatement or termination of the Letter of Credit.

                                    ARTICLE V


             Further Provisions as to Construction Fund and Project


         SECTION 5.01. Records of Construction Fund. The Trustee shall cause to be kept and maintained adequate records pertaining to the Construction Fund and all disbursements therefrom and not less than monthly the Trustee shall file an accounting thereof with the Company.

         SECTION 5.02. Completion of the Facilities. The completion of the Facilities and payment of all costs and expenses incident thereto shall be evidenced by the filing with the Trustee of (i) the certificate of the Authorized Company Representative, as defined in the Loan Agreement, required by the provisions of Section 3.5 of the Loan Agreement and (ii) a certificate signed by the Authorized Company Representative, which certificate shall state that all obligations and costs in connection with the Facilities and payable out of the Construction Fund have been paid and discharged except for amounts retained by the Trustee, as approved under the Loan Agreement, for the payment of costs of the Facilities as provided in the Loan Agreement. Any balance remaining in the Construction Fund after the Completion Date (as defined in the Loan Agreement) shall be applied by the Trustee in accordance with Section 3.3(k) of the Loan Agreement.




                                   ARTICLE VI

                                   Investments

         SECTION 6.01. Investments. Any moneys held as part of the Construction Fund, the Bond Fund or any other fund or account held by the Trustee pursuant to this Indenture or the Loan Agreement shall be held as a cash account or invested and reinvested in accordance with the provisions of Section 16 of the Bond Legislation for the Project Bonds.

                                   ARTICLE VII

                                   Defeasance

         SECTION 7.01. Release of Indenture. When all of the Bonds shall have been paid and discharged, and there shall have been paid all fees, charges and expenses of the Trustee and any Paying Agents due or to become due through the date on which the last of the Bonds is retired, then this Indenture shall cease, determine and become null and void, and thereupon the Trustee shall release this Indenture including the cancellation and discharge of the lien hereof, and execute and deliver to the Issuer such instruments in writing as shall be requisite to satisfy the lien hereof and to enter on the records such satisfaction and discharge and to reconvey to the Issuer the estate hereby conveyed and such other instruments to evidence such release and discharge as may be reasonably required by the Issuer, and the Trustee and Paying Agents shall each assign and deliver to the Issuer any property at the time subject to the lien of this Indenture which may then be in its possession, except amounts in the Bond Fund or any other funds or accounts held by the Trustee under any provision of this Indenture or the Loan Agreement required to be paid to the Bank or the Company under Section 4.05 hereof and except such cash and investments as held by the Trustee and Paying Agents for the payment of the principal of and premium, if any, and interest on the Bonds. Prior to the Expiration Date of the Letter of Credit, Project Bonds shall be paid and discharged only with funds derived from the sources, and in the order of priority, set forth in Section 4.07 hereof.

         SECTION 7.02. Payment of Bonds. On or after the Conversion Date, Bonds shall be deemed to have been paid and discharged within the meaning of Section 7.01:

         (a) if the Trustee and any Paying Agent shall hold, in trust for and irrevocably committed thereto, sufficient moneys; or

         (b) if the Trustee shall hold, in trust for and irrevocably committed thereto, Government Obligations certified by an independent accounting firm of national reputation to be of such maturities and bearing such interest payable on such dates as will, without further investment or reinvestment of either the principal amount thereof or the interest earnings therefrom (likewise to be held in trust and committed, except as hereinafter provided), be sufficient together with moneys referred to in subsection (a) above;

for the payment, at their maturity or redemption date, of the principal thereof, together with any redemption premium and interest accrued to the date of maturity or redemption, as the case may be, or if failure to make such payment shall have occurred on such date then to the date of the tender of such payment; provided, that if any Bonds are to be redeemed prior to the maturity thereof, notice of such redemption shall have been duly given or provision satisfactory to the Trustee shall have been duly made for giving notice. Any moneys held in accordance with the provisions of this Section 7.02 shall be invested, upon written direction of the Authorized Company Representative, only in direct obligations of the United States of America, which shall mature or be redeemable at the option of the Trustee not later than the time or times at which said moneys will be required for the aforesaid purposes. Any income or interest earned by, or increment to, the investments held under this Section shall, to the extent not required for the purposes of this Section 7.02, be transferred to the Bond Fund.

                                  ARTICLE VIII

                   Default Provisions and Remedies of Trustee
                                 and Bondholders


         SECTION 8.01. Default; Events of Default. If any of the following events occur, subject to the provisions of Section 8.09 hereof, it is hereby defined as and declared to be and to constitute an Event of Default:

         (a) failure in the payment of the principal of or any interest or premium on any Bond when and as the same shall have become due, whether at the stated maturity thereof, by acceleration or call for redemption;

         (b) the occurrence of an Event of Default specified in subsection (a) of Section 6.1 of the Loan Agreement;

         (c) failure in the performance or observance of any covenant, agreement or condition on the part of the Issuer included in this Indenture, in the Bonds or in the Loan Agreement, other than as set forth in subsection (a) or (b) above, which materially adversely affects the lien of this Indenture on the Revenues, the Bond Fund or the Construction Fund; provided, however, that prior to the Expiration Date such failure shall not constitute an Event of Default;

         (d) the occurrence of any Event of Default specified in subsections
     (b), (c) or (d) of Section 6.1 of the Loan Agreement; provided, however, that prior to the Expiration Date of the Letter of Credit such occurrences shall not constitute an Event of Default;

         (e) failure to pay amounts due to holders of Project Bonds who have delivered Project Bonds to the Trustee for purchase for a period of five
     (5) days after such payment has become due and payable; or

         (f) receipt by the Trustee of notice from the Bank of the occurrence of an Event of Default under the Letter of Credit Agreement.

         The term "default" shall mean (i) any Event of Default described above; and (ii) the occurrence of an event specified in subsections (b), (c) or (d) of
Section 6.1 of the Loan Agreement exclusive of any period of grace required to constitute such occurrence an Event of Default as defined in the Loan Agreement.

         If a default or an Event of Default shall occur under the provisions of this Section 8.01, the Trustee shall, within two Business Days after having actual knowledge of such default or Event of Default or being deemed to have notice thereof under subsection (g) of Section 9.01 hereof, give written notice of such default or Event of Default to the Issuer, the Company, the Bank, the Guarantor and the original Purchasers of each series of Bonds.

         SECTION 8.02. Acceleration. Upon the occurrence of any Event of Default described in subsections (a) through (e), inclusive, of Section 8.01 hereof the Trustee may, and upon the written request of the holders of not less than twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding the Trustee shall, by notice in writing delivered to the Issuer and the Company, declare the principal of all Bonds then outstanding and premium, if any, on Bonds called for redemption, and the interest accrued thereon immediately due and payable. Upon the occurrence of an Event of Default described in subsection (f) of Section 8.01 and receipt by the Trustee of a request from the Bank to do so, the Trustee shall, by notice in writing delivered to the Issuer and the Company, declare the principal of all Bonds then outstanding and premium, if any, on Bonds called for redemption, and the interest accrued thereon immediately due and payable. Any such principal, premium and interest shall thereupon become and be immediately due and payable. Upon such declaration of acceleration and if an Event of Default under Section
6.1 of the Loan Agreement shall have happened and be subsisting, the Trustee shall immediately declare all amounts payable under Sections 4.1 or 4.3 of the Loan Agreement to be immediately due and payable in accordance with Section 6.2 of the Loan Agreement.

         The provisions of this Section 8.02 are subject, however, to the condition that after the Expiration Date of the Letter of Credit if, at any time after the principal of and premium, if any, and interest accrued on the Bonds shall have been so declared due and payable, all sums payable hereunder except the principal of the Bonds which have not reached their maturity date shall have been duly paid and all existing Events of Default shall have been cured, all before a judgment or decree for payment of moneys due has been obtained by the Trustee, then and in every such case such payment or cure of such Event of Default shall constitute a waiver of such Event of Default and its consequences and an automatic rescission and annulment of such declaration but no such waiver shall extend to or affect any subsequent Event of Default or impair any rights consequent thereon.

         The provisions of this Section 8.02 are further subject to the condition that any waiver of any Event of Default under the Letter of Credit Agreement and a rescission and annulment of its consequences shall constitute a waiver of the corresponding Event of Default under this Indenture and a rescission and annulment of the consequences thereof. If notice of such Event of Default under the Letter of Credit Agreement shall have been given and if the Trustee shall thereafter have received notice that such Event of Default shall have been waived, the Trustee shall promptly give written notice of such waiver, rescission and annulment to the Issuer, the Company and the Remarketing Agent, and shall give notice thereof to holders of the Bonds in the same manner as a notice of redemption; but no such waiver, rescission and annulment shall extend to or affect any subsequent Event of Default under this Indenture or impair any right or remedy consequent thereon.

         SECTION 8.03. Other Remedies. Upon the occurrence of an Event of Default the Trustee may pursue any available remedy to enforce the payment of the principal of and any premium and interest on the Bonds then outstanding.

         If an Event of Default shall have occurred, and if requested to do so by the holders of twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding, and prior to the Expiration Date of the Letter of Credit, the Bank if it is not then in default in making any payment under the Letter of Credit and indemnified as provided in Section 9.01 hereof, the Trustee shall be obligated to exercise such one or more of the rights and powers conferred by this Section 8.03 as the Trustee, being advised by counsel, shall deem most expedient in the interests of the holders or owners of the Bonds.

         No remedy by the terms of this Indenture conferred upon or reserved to the Trustee (or to the holders or owners of the Bonds) is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to any other remedy given to the Trustee or to the holders or owners of the Bonds hereunder or now or hereafter existing.

         No delay or omission to exercise any right or power accruing upon any default or Event of Default shall impair any such right or power or shall be construed to be a waiver of any such default or Event of Default or acquiescence therein; and every such right and power may be exercised from time to time and as often as may be deemed expedient.

         No waiver of any Event of Default hereunder, whether by the Trustee or by the holders or owners of the Bonds shall extend or shall affect any subsequent default or Event of Default or shall impair any rights or remedies consequent thereon.

         SECTION 8.04. Right of Bondholders to Direct Proceeding. Anything in this Indenture to the contrary notwithstanding, the holders of a majority in aggregate principal amount of Bonds then outstanding shall have the right, at any time, by an instrument or instruments in writing executed and delivered to the Trustee, to annul or overrule any direction given to the Trustee by holders of less than a majority in aggregate principal amount of Bonds or to direct the method and place of conducting all proceedings to be taken in connection with the enforcement of the terms and conditions of this Indenture or any other proceedings hereunder; provided, that (i) such direction shall not be otherwise than in accordance with the provisions of law and of this Indenture, (ii) the Trustee shall be indemnified to its satisfaction, and (iii) prior to the Expiration Date of the Letter of Credit and so long as the Bank is not then in default in making any payment under the Letter of Credit, the Bank shall have the exclusive right to annul or overrule or give any such direction to the Trustee.

         SECTION 8.05. Application of Moneys. If, prior to the Completion Date as defined in the Loan Agreement, all of the Bonds should be called for redemption pursuant to Section 3 of the Bond Legislation for the Project Bonds or there shall occur a declaration by the Trustee that the principal of all Bonds then outstanding and premium, if any, on Bonds called for redemption, and the interest accrued thereon are immediately due and payable, then the Trustee shall immediately transfer all moneys and investments then on deposit in the Construction Fund to the Bond Fund and shall hold the same in a special account in the Bond Fund which account is hereby created and use such moneys and those resulting from the liquidation of such investments for the retirement of principal of the Bonds ratably to the principal amount of Bonds then outstanding. All moneys, other than those received pursuant to the next preceding sentence, received by the Trustee pursuant to any right given or action taken under the provisions of this Article VIII shall, after payment of the cost and expenses of the proceedings resulting in the collection of such moneys and of the expenses, liabilities and advances incurred or made by the Trustee, including, without limitation, any amounts payable to the Trustee pursuant to Section 9.02, hereof, be deposited in the Bond Fund and all such moneys in the Bond Fund shall be applied as follows:

         (a) unless the principal of all the Bonds shall have become or have been declared due and payable, all such moneys shall be applied:

                  First--To the payment to the persons entitled thereto of all installments of interest then due on the Bonds, in the order of the maturity of the installments of such interest and, if the amount available shall not be sufficient to pay in full any particular installment, then to the payment ratably, according to the amounts due on such installment, to the persons entitled thereto, without any discrimination or privilege; and

                  Second--To the payment to the persons entitled thereto of the unpaid principal of any of the Bonds which shall have become due (other than Bonds previously called for redemption for the payment of which moneys are held pursuant to the provisions of this Indenture), in the order of their due date, with interest on such Bonds from the respective dates upon which they become due and if the amount available shall not be sufficient to pay in full all Bonds due on any particular date, together with such interest, then to the payment ratably, according to the amount of principal due on such date, to the persons entitled thereto without any discrimination or privilege;

         (b) if the principal of all the Bonds shall have become due or shall have been declared due and payable, all such moneys shall be applied to the payment of the principal and interest then due and unpaid upon the Bonds, without preference or priority of principal over interest or of interest over principal, or of any installment of interest over any other installment of interest, or of any Bond over any other Bond, ratably, according to the amounts due respectively for principal and interest, to the persons entitled thereto without any discrimination or privilege; and

         (c) if the principal of all the Bonds shall have been declared due and payable, and if such declaration shall thereafter have been rescinded and annulled under the provisions of Section 8.02 or 8.09 then, subject to the provisions of subsection (b) of this Section 8.05 in the event that the principal of all the Bonds shall later become due or be declared due and payable, the moneys shall be applied in accordance with the provisions of subsection (a) of this Section 8.05.

         Whenever the Trustee shall apply such funds, it shall fix the date (which shall be an Interest Payment Date unless it shall deem another date more suitable) upon which such application is to be made and upon such date interest on the amounts of principal to be paid on such date, and for which moneys are available, shall cease to accrue. The Trustee shall give such notice as it may deem appropriate of the deposit with it of any moneys and of the fixing of any such date, and may make payment but shall not be required to make payment to the holder of any Bond until such Bond shall be presented to the Trustee for appropriate endorsement, or for cancellation if fully paid.

         Whenever all Bonds and interest thereon have been paid under the provisions of this section 8.05 and all expenses and charges of the Trustee and Paying Agents have been paid, any balance remaining in the Bond Fund shall be paid to the Bank or the Company as provided in Section 4.05 hereof.

         Notwithstanding the provisions of this Section 8.05 proceeds of a draw on the Letter of Credit received by the Trustee pursuant to the exercise of any right or action taken under this Article VIII shall be applied only to the payment of principal of and interest on the Project Bonds.

         SECTION 8.06. Remedies Vested in Trustee. All rights of action (including the right to file proof of claims) under this Indenture or under any of the Bonds may be enforced by the Trustee without the possession of any of the Bonds or the production thereof in any trial or other proceeding relating thereto and any such suit or proceeding instituted by the Trustee shall be brought in its name as Trustee without the necessity of joining as plaintiffs or defendants any holders of the Bonds, and any recovery of judgment shall (except for any amounts payable to the Trustee pursuant to Section 9.02 hereof) be applied first for the ratable benefit of the holders of the outstanding Bonds and when all such Bonds have been paid or provision for their payment has been made in accordance with the Indenture then for the benefit of the Bank or the Company pursuant to Section 4.05 hereof.

         SECTION 8.07. Rights and Remedies of Bondholders. No holder of any Bond shall have any right to institute any suit, action or proceeding for the enforcement of this Indenture or for the execution of any trust thereof or any other remedy hereunder, unless an Event of Default has occurred of which the Trustee has been notified as provided in subsection (g) of Section 9.01, or of which by said subsection it is deemed to have notice, and the holders of a majority in aggregate principal amount of Bonds then outstanding, or the Bank, in accordance with the provisions of Section 8.04 hereof, shall have made written request to the

Trustee and shall have offered reasonable opportunity either to proceed to exercise the powers hereinbefore granted or to institute such action, suit or proceeding in its own name, nor unless also they have offered to the Trustee indemnity as provided in Section 9.01 nor unless the Trustee shall thereafter fail or refuse to exercise the powers hereinbefore granted, or to institute such action, suit or proceeding in its, his, her or their own name or names; and such notification, request and offer of indemnity are hereby declared in every case at the option of the Trustee to be conditions precedent to any action or cause of action for the enforcement of this Indenture or for any other remedy hereunder; it being further understood and intended that no one or more holders of the Bonds shall have any right in any manner whatsoever to affect, disturb or prejudice the lien of this Indenture by its, his, her or their action or to enforce any right hereunder except in the manner herein provided and that proceedings shall be instituted, had and maintained in the manner herein provided and for the ratable benefit of the holders and owners of all Bonds then outstanding. Nothing in this Indenture contained shall, however, affect or impair the right of any Bondholder to enforce the payment of the principal of and interest on any Bond at and after the maturity thereof, or the obligation of the Issuer to pay the principal of, premium, if any, and interest on each of the Bonds issued hereunder to the respective holders thereof at the time, place, from the source and in the manner provided in the Bonds.

         SECTION 8.08. Termination of Proceedings. In case the Trustee shall have proceeded to enforce any right under this Indenture by the appointment of a receiver or otherwise, and such proceedings shall have been discontinued or abandoned for any reason, or shall have been determined adversely, then and in every such case the Issuer and the Trustee shall be restored to their former positions and rights hereunder with respect to the property herein conveyed, and all rights, remedies and powers of the Trustee shall continue as if no such proceedings had been taken.

         SECTION 8.09. Waivers of Events of Default. The Trustee may in its discretion waive any Event of Default hereunder and its consequences and rescind any declaration of maturity of principal, and shall do so upon the written request of (a) the holders of (i) a majority in aggregate principal amount of all the Bonds then outstanding in respect of which an Event of Default in the payment of principal or interest exists, or (ii) a majority in aggregate principal amount of all Bonds then outstanding in case of any other default or Event of Default and (b) prior to the Expiration Date of the Letter of credit, the Bank; provided, however, that there shall not be waived any Event of Default after the Trustee has drawn on the Letter of Credit to provide funds for the payment of the principal of and interest on the Project Bonds called for redemption pursuant to section 8.02 of this Indenture; and there shall not be waived (a) an Event of Default in respect of any failure in the payment of the principal of any outstanding Bonds when due, whether at the date of maturity specified therein, by acceleration or by call for redemption or
(b) an Event of Default in respect of any failure in the payment when due of the interest on any such Bonds unless prior to such waiver or rescission, all arrears of payments of principal, premium and interest (with interest to the extent permitted by law at the rate borne by the Bonds in respect of which such failure shall have occurred on overdue installments of interest), as the case may be, and all expenses of the Trustee, in connection with such Event of Default, shall have been paid or provided for, In case of any such waiver or rescission or in case any proceeding taken by the Trustee on account of any such Event of Default shall have been discontinued or abandoned or determined adversely, then and in every such case the Issuer, the Trustee, the Bank and the Bondholders shall be restored to their former positions and rights hereunder respectively, but no such waiver or rescission shall extend to any subsequent or other Event of Default, or impair any right consequent thereon.

                                   ARTICLE IX


                                   The Trustee

         SECTION 9.01. Trustee's Acceptance and Responsibilities. The Trustee hereby accepts the trusts imposed upon it by this Indenture, and agrees to perform said trusts, but only upon and subject to the following terms and conditions:

         (a) The Trustee may execute any of the trusts or powers hereof and perform any of its duties by or through attorneys, agents, receivers or employees but shall be answerable for the conduct of the same in accordance with the standard specified in subsection (f) of this Section 9.01, and shall be entitled to advice of counsel concerning all matters or trusts hereof and duties hereunder, and may in all cases pay such reasonable compensation (and shall be entitled to reimbursement thereof by the Company) to all such attorneys, agents, receivers and employees as may reasonably be employed in connection with the trusts hereof. The Trustee may act upon the opinion or advice of any attorney (who may be the attorney or attorneys for the Issuer or the Company), approved by the Trustee in the exercise of reasonable care. The Trustee shall not be responsible for any loss or damage resulting from any action or nonaction in good faith in reliance upon such opinion or advice.

         (b) Except for its certificate of authentication on the Bonds, the Trustee shall not be responsible for any recital herein or in the Bonds, or for the validity, priority, recording or re-recording, filing or re-filing of this Indenture or the Loan Agreement or any financing statements, amendments thereto or continuation statements, or for the validity of the execution by the Issuer of this Indenture or of any supplements hereto or instruments of further assurance, or for the sufficiency of the security for the Bonds issued hereunder or intended to be secured hereby or for the value or title of the Facilities or for insuring the Facilities, nor shall the Trustee be bound to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of the Issuer or on the part of the Company under Section 5.5 of the Loan Agreement, but the Trustee may require of the Issuer and the Company full information as to performance and observance thereof. The Trustee shall not be responsible or liable for any loss suffered in connection with any investment of funds made in accordance with Article VI hereof. The Trustee shall have no obligation to perform any of the duties of the Issuer under the Loan Agreement.

         (c) The Trustee shall not be accountable for the use of any Bonds authenticated or delivered hereunder or the application of the proceeds thereof. The Trustee may become the owner of Bonds secured hereby with the same rights which it would have if not Trustee.

         (d) The Trustee shall be protected in acting upon any notice, request, consent, certificate, order, affidavit, letter, telegram or other paper or document believed to be genuine and correct and to have been signed or sent by the proper person or persons, Any action taken by the Trustee pursuant to this Indenture upon the request or authority or consent of any person who at the time of making such request or giving such authority or consent is the holder of any Bonds, shall be conclusive and binding upon all future holders of the same Bond and upon Bonds issued in exchange therefor or in place thereof.

         (e) As to the existence or nonexistence of any fact or as to the sufficiency or validity of any instrument, paper or proceeding, the Trustee shall be entitled to rely upon a certificate signed on behalf of the Issuer by an authorized officer thereof as sufficient evidence of the facts therein contained and, prior to the occurrence of a default of which the Trustee has been notified as provided in subsection (g) of this Section 9.01, or of which by said subsection it is deemed to have notice, shall also be at liberty to rely on a similar certificate to the effect that any particular dealing, transaction or action is necessary or expedient, but may at its discretion require such further evidence deemed necessary or advisable, but shall in no case be bound to do so. The Trustee may accept a certificate of the officer, or an assistant thereto, having charge of the appropriate records to the effect that legislation or resolutions in the form therein set forth have been adopted by the Issuer or by the partners of the Company as conclusive evidence that such legislation or resolutions have been duly adopted and are in full force and effect.

         (f) The permissive right of the Trustee to take actions under this Indenture shall not be construed as a duty and the Trustee, except during the continuance of an Event of Default, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, the Loan Agreement and the Letter of Credit Agreement. In the performance of such duties, the Trustee shall be answerable only for its gross negligence or wilful default. In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, the Loan Agreement and the Letter of Credit

     Agreement, and use the same degree of care and skill in their exercise, as an ordinarily prudent trustee would exercise or use under a trust agreement.

         (g) The Trustee shall not be required to take notice or be deemed to have notice of any default or Event of Default hereunder, except Events of Default defined in subsection (a) of Section 6.1 of the Loan Agreement or subsections (a) or (b) of Section 8.01 of this Indenture, unless the Trustee shall be specifically notified in writing of such default or Event of Default by the Issuer, the Bank or the holders of at least twenty-five percent (25%) in aggregate principal amount of Bonds then outstanding, and in the absence of such notice so delivered the Trustee may conclusively assume there is no default or Event of Default except as aforesaid.

         (h) At any and all reasonable times the Trustee, and its duly authorized agents, attorneys, experts, accountants and representatives shall have the right fully to inspect any and all books, papers and records of the Issuer pertaining to Revenues and the Bonds, and to take such memoranda from and in regard thereto as may be desired.

         (i) The Trustee shall not be required to give any bond or surety in respect of the execution of the said trusts and powers or otherwise in respect of the premises.

         (j) Notwithstanding anything elsewhere in this Indenture contained, the Trustee shall have the right, but shalll not be required, to demand, in respect of the authentication of any Bonds, the withdrawal of any cash, the release of any property, or any action whatsoever within the purview of this Indenture, any showings, certificates opinions, appraisals, or other information, or corporate action or evidence thereof, in addition to that by the terms hereof required as a condition of such action by the Trustee, deemed desirable for the purpose of establishing the right of the Issuer to the authentication of any Bonds, the withdrawal of any cash, or the taking of any other action by the Trustee.

         (k) Before taking action under Article VIII or Section 9.04 hereof, the Trustee may require that a satisfactory indemnity bond be furnished for the reimbursement of all expenses to which it may be put and to protect it against all liability by reason of any action so taken, except liability which is adjudicated to have resulted from its gross negligence or wilful default.

         (l) All moneys received by the Trustee shall, until used or applied or invested as herein provided be held in trust for the purposes for which they were received but need not be segregated from other funds except to the extent required by law. The Trustee shall not be under any liability for interest on any moneys received hereunder.

         (m) The Trustee shall not be personally liable for any debts contracted, or for injury or damage to persons or to personal property, or with respect to the Facilities, for salaries or nonfulfillment of contracts.

         SECTION 9.02. Fees, Charges and Expenses of Trustee and Paying Agents. The Trustee shall be entitled to payment or reimbursement for reasonable fees for its Ordinary Services rendered hereunder and all advances, counsel fees and other Ordinary Expenses reasonably and necessarily made or incurred by the Trustee in connection with such Ordinary Services and, in the event that it should become necessary that the Trustee perform Extraordinary Services, it shall be entitled to reasonable extra compensation therefor, and to reimbursement for reasonable and necessary Extraordinary Expenses in connection therewith; provided, that if such Extraordinary Services or Extraordinary Expenses are occasioned by the neglect or misconduct of the Trustee, it shall not be entitled to compensation or reimbursement therefor. The obligation to pay the fees, charges and expenses of the Trustee shall survive the termination of this Indenture. The Trustee and any Paying Agent shall be entitled to payment and reimbursement for the reasonable fees, charges and expenses of the Trustee, as Paying Agent, and any Paying Agent for the Bonds.

         The obligation for all payments or reimbursements pursuant to this
Section 9.02 shall be that of the Company as set forth in the Loan Agreement and shall be subject to Section 4.03 of this Indenture. Proceeds resulting from a draw on the Letter of Credit shall not be applied to any payments described in this Section 9.02.

         SECTION 9.03. Notice to Bondholders if Event of Default Occurs. If an Event of Default occurs of which the Trustee is by subsection (g) of Section
9.01 hereof required to take notice or if notice of an Event of Default be given as in said subsection (g) provided, then the Trustee shall, within 30 days after the Trustee has or is deemed to have such notice, give written notice thereof unless previously cured or waived by first class, postage prepaid mail to the holders of all Bonds then outstanding as shown by the registration books maintained by the Bond Registrar pursuant to Section 2.04 of this Indenture unless the board of directors, the executive committee, or a trust committee of directors or responsible officers of the Trustee in good faith determines that the withholding of such notice is in the best interests of the Bondholders.

         SECTION 9.04. Intervention by Trustee. In any judicial proceeding to which the Issuer or the Company is a party and which in the opinion of the Trustee and its attorney has a substantial bearing on the interests of holders of the Bonds, the Trustee may intervene on behalf of Bondholders and shall do so if requested in writing by the holders of at least twenty-five percent (25%) of the aggregate principal amount of Bonds then outstanding.

         SECTION 9.05. Successor Trustee. Any corporation or association into which the Trustee may be converted or merged, or with which it or any successor to it may be consolidated, or to which it may sell or transfer its assets and trust business as a whole or substantially as a whole, or any corporation or association resulting from any such conversion sale, merger, consolidation or transfer to which it is a party, ipso facto, shall be and become successor Trustee hereunder and vested with all of the title to the whole property or trust estate and all the trusts, powers, discretions, immunities, privileges and all other matters as was its predecessor, without the execution or filing of any instrument or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

         SECTION 9.06. Resignation by the Trustee. The Trustee may at any time resign from the trusts hereby created by giving sixty (60) days' written notice to the Issuer, the Company and the Bank, if prior to the Expiration Date, and to each holder of Bonds then outstanding as shown on the registration books maintained by the Bond Registrar pursuant to Section 2.04 of this Indenture, and such resignation shall take effect at the appointment of a successor Trustee by the Bondholders or by the Issuer and acceptance by the successor Trustee of such trusts. If no successor Trustee shall have been so appointed and have accepted appointment within thirty (30) days of the giving of written notice by the resigning Trustee as aforesaid, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

         SECTION 9.07. Removal of the Trustee. The Trustee may be removed at any time, by an instrument or concurrent instrument in writing delivered to the Trustee, to the Issuer, and to the Company and signed by or on behalf of the holder or holders of a majority in aggregate principal amount of Bonds then outstanding. Such removal shall not become effective until the appointment of a successor Trustee by the Bondholders or by the Issuer and acceptance by the successor Trustee of the trusts hereby created.

         SECTION 9.08. Appointment of Successor Trustee by the Bondholders. In case the Trustee hereunder shall resign or be removed, or be dissolved, or otherwise become incapable of acting hereunder, or in case it shall be taken under the control of any public officer or officers, or of a receiver appointed by a court, a successor shall be appointed by the Issuer with the written consent of the Company and, prior to the Expiration Date of the Letter of Credit, the Bank; provided that if a successor Trustee is not so appointed within ten (10) days after the notice of resignation is mailed or instrument of removal is delivered as provided in section 9.06 and 9.07, respectively or the Trustee is dissolved, taken under control or otherwise incapable of action as above provided, then the holders of a majority in aggregate principal amount of Bonds then outstanding, by an instrument or concurrent instruments in writing signed by or on behalf of such holders may designate a successor Trustee. Every such successor Trustee appointed pursuant to the provisions of this Section 9.08 shall be a trust company or bank in good standing, duly authorized to exercise trust powers within the State, having a reported capital and surplus of not less than $25,000,000 and willing to accept the trusteeship under the terms and conditions of this Indenture.

         SECTION 9.09. Concerning Any Successor Trustee. Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to its predecessor and also to the Issuer and the Company, an instrument in writing accepting such appointment hereunder, and thereupon such successor, without any further act shall become fully vested with all the rights, powers, trusts, duties and obligations of its predecessor; but such predecessor shall, nevertheless, on the written request of the Issuer, or of its successor, execute and deliver any instrument transferring to such successor trustee all the estates, properties, rights, powers and trusts of such predecessor hereunder, and shall duly assign, transfer and deliver all property, securities and moneys held by it as Trustee to its successor. Should any instrument in writing from the Issuer be required by any successor Trustee for more fully and certainly vesting in such successor the rights, powers and duties hereby vested or intended to be vested in the predecessor any and all such instruments in writing shall, on request, be executed, acknowledged and delivered by the Issuer.

         SECTION 9.10. Trustee Protected in Relying Upon Resolutions, etc. The resolutions, opinions, certificates and other instruments provided for in this Indenture may be accepted by the Trustee as conclusive evidence of the facts and conclusions stated therein and shall be full warrant, protection and authority to the Trustee for its actions taken hereunder.

         SECTION 9.11. Successor Trustee as Custodian, Bond Registrar and Paying Agent. In the event of a change in the office of Trustee, the predecessor Trustee which has resigned or been removed shall cease to be custodian of any funds it may hold pursuant to this Indenture or any indenture supplemental hereto, and cease to be Bond Registrar and Paying Agent for principal of and premium, if any, or interest on the Bonds and the successor Trustee shall become such custodian, Bond Registrar and Paying Agent.

         SECTION 9.12. Adoption of Authentication. In case any of the Bonds contemplated to be issued hereunder shall have been authenticated but not delivered, any successor Trustee may adopt the certificate of authentication of the original Trustee or of any successor of it as Trustee hereunder and deliver the said Bonds so authenticated as hereinbefore provided; and in case any of such Bonds shall not have been authenticated, any successor Trustee may authenticate such bonds in its own name. In all such cases such certificate of authentication shall have the same force and effect as provided in the Bonds or in this Indenture with respect to the certificate of authentication of the Trustee.

         SECTION 9.13. Succession of Paying Agents. Any bank or trust company with or into which any Paying Agent may be merged or consolidated, or to which the assets and business of such Paying Agent may be sold, shall be deemed the successor of such Paying Agent for the purposes of this Indenture. If the position of Paying Agent shall become vacant for any reason, the Issuer shall, within thirty (30) days thereafter, appoint a bank or trust company selected by the Company (and, prior to the Expiration Date of the Letter of Credit, approved by the Bank) and located in the same city as such Paying Agent to fill such vacancy; provided, however, that if the Issuer shall fail to select such successor within said period, the Trustee shall make such appointment.

         The Paying Agents shall enjoy the same protective provisions in the performance of their duties hereunder as are specified in section 9.01 with respect to the Trustee, in so far as such provisions may be applicable.

         Section 9.14. Right of Trustee to Pay Taxes and other Charges. In case any tax, assessment or governmental or other charge upon any part of the Facilities, is not paid as required therein, the Trustee may, but shall not be obligated to, pay such tax, assessment or governmental charge without prejudice, however, to any rights of the Trustee or the holders of the Bonds hereunder arising in consequence of such failure; and any amount at any time so paid under this Section, with interest thereon from the date of payment at the Interest Rate for Advances, as defined in the Loan Agreement, shall become so much additional indebtedness secured by this Indenture, and the same shall be given preference in payment over any of the Bonds, and shall be paid out of the Revenues, if not otherwise caused to be paid; provided, however, that such amounts shall not be paid with proceeds from a draw on the Letter of Credit.

                                    ARTICLE X

                             Supplemental Indentures

         SECTION 10.01. Supplemental Indentures Not Requiring Consent of Bondholders. The Issuer and the Trustee may, without the consent of, or notice to, any of the Bondholders, but, if prior to the Expiration Date of the Letter of Credit, with prior written notice to the Bank, enter into indentures supplemental to this Indenture for any one or more of the following purposes:

         (a) to cure any ambiguity, inconsistency or formal defect or omission in this Indenture;

         (b) to grant to or confer upon the Trustee for the benefit of the Bondholders any additional rights, remedies, powers or authority that may lawfully be granted to or conferred upon the Bondholders or the Trustee or either of them;

         (c) to subject to the lien and pledge of this Indenture additional revenues;

         (d) to add to the covenants and agreements of the Issuer contained in this Indenture other covenants and agreements thereafter to be observed for the protection of the Bondholders, or to surrender or limit any right, power or authority herein reserved to or conferred upon the Issuer;

         (e) to evidence any succession to the Issuer and the assumption by such successors of the covenants and agreements of the Issuer herein and in the Loan Agreement and Bonds contained;

         (f) to modify, amend or supplement the Indenture in such manner as to permit the qualification thereof under the Trust Indenture Act of 1939, as amended, or to comply with any similar requirements of any other law;

         (g) in connection with the issuance of Additional Bonds in accordance with Section 2.08 hereof; or

         (h) to change the method for determining the Interest Index or the Alternate Interest Index or to eliminate such indices or to implement the Fixed Interest Rate.

         SECTION 10.02. Supplemental Indentures Requiring Consent of Bondholders. Exclusive of supplemental indentures covered by Section 10.01 hereof and subject to the terms and provisions contained in this Section 10.02, and not otherwise the holders of a majority in aggregate principal amount of the Bonds then outstanding shall have right, from time to time, anything contained in this Indenture to the contrary notwithstanding, to consent to and approve the execution by the Issuer and the Trustee of such other indenture or indentures supplemental hereto as shall be deemed necessary and desirable by the Issuer for the purpose of modifying, altering, amending, adding to or rescinding, in any particular any of the terms or provisions contained in this Indenture or in any supplemental indenture; provided, however, that nothing in this Section 10.02 contained shall permit, or be construed as permitting (a) an extension of the maturity of the principal of or the interest on any Bond issued hereunder, or a reduction in the principal amount of any Bond or the rate of interest or redemption premium thereon, or a change in the terms of purchase thereof by the Trustee or a reduction in the amount or extension of the time of any payment required by any mandatory sinking fund requirements provided in the Bond Legislation, without the consent of the holder of each Bond so affected, or (b) a privilege or priority of any Bond or Bonds over any other Bond or Bonds, or a reduction in the aggregate principal amount of the Bonds required for consent to such supplemental indenture, without the consent of the holders of all of the Bonds then outstanding.

         If at any time the Issuer shall request the Trustee to enter into any such supplemental indenture for any of the purposes of this Section 10.02, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of the proposed execution of such supplemental indenture to be mailed by first class mail, postage prepaid, to all holders of Bonds then outstanding at their addresses as they appear on the registration books provided for herein. Such notice shall briefly set forth the nature of the proposed supplemental indenture and shall state that copies thereof are on file at the corporate trust office of the Trustee for inspection by all Bondholders. If because of temporary or permanent suspension of mail service, or for any other reason, it is impossible or impractical to publish or mail such notice in the manner herein provided, then any such other manner of giving notice as shall be made with the approval of the Trustee shall constitute a sufficient notice.

         If within sixty (60) days or such longer period, as shall be prescribed by the Issuer following the giving of such notice, the Trustee shall receive an instrument or instruments purporting to be executed by the holders of a majority in aggregate principal amount of the Bonds then outstanding which instrument or instruments shall refer to the proposed supplemental indenture described in such notice and shall specifically consent to and approve the execution thereof in substantially the form of the copy thereof referred to in such notice as on file with the Trustee, thereupon, but not otherwise, the Trustee shall execute such supplemental indenture in substantially such form, without liability or responsibility to any holder of any Bond, whether or not such holder shall have consented thereto.

         Any such consent shall be binding upon the holder of the Bond giving such consent and, anything in Section 12.01 hereof to the contrary notwithstanding, upon any subsequent holder of such Bond and of any Bond issued in exchange therefor (whether or not such subsequent holder thereof has notice thereof), unless such consent is revoked in writing by the holder of such Bond giving such consent or by a subsequent holder thereof by filing with the Trustee, prior to the execution by the Trustee of such supplemental indenture, such revocation. At any time after the holders of the required percentage of Bonds shall have filed their consents to the supplemental indenture, the Trustee shall make and file with the Issuer a written statement that the holders of such required percentage of Bonds have filed such consents. Such written statement shall be conclusive that such consents have been so filed.

         If the holders of the required percentage in aggregate principal amount of the Bonds outstanding shall have consented to and approved the execution thereof as herein provided, no holder of any Bond shall have any right to object to the execution of such supplemental indenture, or to object to any of the terms and provisions contained therein or the operation thereof, or in any manner to question the propriety of the execution thereof or to enjoin or restrain the Trustee or the Issuer from executing the same or from taking any action pursuant to the provisions thereof.

         Upon the execution of any such supplemental indenture as in this
Section 10.02 permitted and provided, this Indenture shall be and is deemed to be modified and amended in accordance therewith.

         SECTION 10.03. Modification by Unanimous Consent. Notwithstanding anything contained elsewhere in the Indenture, the rights and obligations of the Issuer and of the holders of the Bonds, and the terms and provisions of the Bonds and this Indenture or any supplemental indenture, may be modified or altered in any respect with the consent of the Issuer and the consent of the holders of all of the Bonds then outstanding and, if required by Section 10.04 hereof, the consent of the Company.

         SECTION 10.04. Supplemental indentures Requiring Consent of the Bank. Notwithstanding the provisions of Sections 10.02 and 10.03 of this Indenture, the Issuer and the Trustee shall not enter into any supplemental indenture after the initial authentication and delivery of Project Bonds and prior to the Expiration Date without the prior written consent of the Bank.

         SECTION 10.05. Rights of Company. Anything herein to the contrary notwithstanding, a supplemental indenture under this Article X which affects any rights of the Company shall not become effective unless and until the Company shall have consented to the execution and delivery of such supplemental indenture. In this regard, the Trustee shall cause notice of the proposed execution and delivery of any such supplemental indenture together with a copy of the proposed supplemental indenture to be mailed as provided in Section 12.04 of this Indenture to the Company at least thirty (30) days prior to its proposed execution.

         SECTION 10.06. Execution by Trustee. The Trustee may require an opinion of counsel (who may be counsel for the Issuer or the Company and who shall be satisfactory to the Trustee) that any supplemental indenture entered into by the Issuer and the Trustee complies with the provisions of this Article X and the Trustee may rely on such opinion. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

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                                   ARTICLE XI

                           Amendment of Loan Agreement


         SECTION 11.01. Amendments, etc., to Loan Agreement Not Requiring Consent of Bondholders. The Issuer and the Trustee may, without the consent of or notice to the Bondholders, consent to any amendment, change or modification of the Loan Agreement as may be required (i) by the provisions of the Loan Agreement and this Indenture, (ii) in connection with the issuance of Additional Bonds as specified in Section 2.08 hereof, (iii) for the purpose of curing any ambiguity, inconsistency or formal defect or omission or (iv) in connection with any other change herein which, in the judgment of the Trustee, is not to the prejudice of the Trustee or the holders of the Bonds.

         SECTION 11.02. Amendments, etc., to Loan Agreement Requiring Consent of Bondholders. Except for the amendments, changes or modifications as provided in
Section 11.01 hereof, neither the Issuer nor the Trustee shall consent to any amendment, change or modification of the Loan Agreement which would change the amounts payable under Section 4.1 of the Loan Agreement, Bond maturities or interest rates or payment dates for the Bonds without publication of notice and the written approval or consent of the holders of all of the then outstanding Bonds, or to any other amendment, change or modification of the Loan Agreement without giving of notice to, and the written approval or consent of, the holders of not less than a majority in aggregate principal amount of the Bonds at the time outstanding, given and procured as in Section 10.02 provided. If at any time the Issuer and the Company shall request the consent of the Trustee to any such proposed amendment, change or modification of the Loan Agreement, the Trustee shall, upon being satisfactorily indemnified with respect to expenses, cause notice of such proposed amendment, change or modification to be given in the same manner as provided by Section 10.02 hereof with respect to supplemental indentures. Such notice shall briefly set forth the nature of such proposed amendment, change or modification and shall state that copies of the instrument embodying the same are on file at the corporate trust office of the Trustee for inspection by all Bondholders.

         SECTION 11.03. Consent by Trustee. In consenting to any amendment, change or modification of the Loan Agreement, the Trustee may require an opinion of counsel (who may be counsel for the Issuer or the Company and who shall be satisfactory to the Trustee) that such amendment, change or modification complies with the provisions of this Article XI, and the Trustee may rely on such opinion.

                                   ARTICLE XII

                                  Miscellaneous


         Section 12.01. Consents, etc., of Bondholders. Any consent, request, direction, approval, objection or other instrument required by this Indenture to be signed and executed by the Bondholders may be in any number of concurrent writings of similar tenor and may be signed or executed by such Bondholders in person or by agent appointed in writing. Proof of the execution of any such consent, request, direction, approval, objection or other instrument or of the writing appointing any such agent and of the ownership of Bonds, if made in the following manner shall be sufficient for any of the purposes of this Indenture, and shall be conclusive in favor of the Trustee with regard to any action taken under such request or other instrument, namely:

                  (1) The fact and date of the execution by any person of any such writing may be proved by the certificate of any officer in any jurisdiction who by law has power to take acknowledgments within such jurisdiction that the person signing such writing acknowledged before him the execution thereof, or by affidavit of any witness to such execution,

                  (2) The fact of ownership of Bonds shall be proved by the registration books maintained by the Bond Registrar.

         Nothing contained herein shall be construed as limiting the Trustee to such proof, it being intended that the Trustee may accept any other evidence of the matter herein stated which it deems to be sufficient. Any request or consent of the holder of any Bond shall bind every future holder of the same Bond in respect to anything done or suffered to be done by the Issuer, the Trustee or any Paying Agent in pursuance of such request or consent.

         Section 12.02. Limitation of Rights. With the exception of rights herein expressly conferred, nothing expressed or mentioned in or to be implied from this Indenture or the Bonds is intended or shall be construed to give to any person other than the parties hereto, the Bank, the Company and the holders of the Bonds, any legal or equitable right, remedy or claim under or in respect to this Indenture or any covenants; conditions and provisions herein contained; this Indenture and all of the covenants, conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of the parties hereto, the Bank, the Company and the holders of the Bonds as herein provided. No recourse shall be had for any claim based on the Loan Agreement, the Indenture or the Bonds against any member, officer or employee past, present or future, of the issuer either directly or through the Issuer under any constitutional provision, statute or rule of law or by the enforcement of any assessment, penalty or otherwise.

         Section 12.03. Extent of Covenants; No Personal Liability. All covenants, stipulations, obligations and agreements of the Issuer contained in this Indenture shall be effective to the extent authorized and permitted by applicable law. No such covenant, stipulation, obligation or agreement shall be deemed to be a covenant, stipulation, obligation or agreement of any present or future member, officer, agent or employee of the Issuer in his individual capacity, and neither the members of the Legislative Authority nor any official executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

         Section 12.04. Severability. If any provision of this Indenture shall be held or deemed to be or shall, in fact, be inoperative or unenforceable as applied in any particular case in any jurisdiction or jurisdictions or in all jurisdictions, or in all cases because it conflicts with any other provision or provisions hereof or any constitution or statute or rule of public policy, or for any other reason, such circumstances shall not have the effect of rendering the provision in question inoperative or unenforceable in any other case or circumstance, or of rendering any other provision or provisions herein contained invalid, inoperative or unenforceable to any extent whatever.

         The invalidity of any one or more phrases, sentences, clauses or Sections in this Indenture contained, shall not affect the remaining portions of this Indenture or any part thereof.

         Section 12.05. Notices. It shall be sufficient service or giving of any notice, request, complaint demand or other paper if the same shall be duly mailed by first class mail addressed as follows: if to the Issuer, at County of Delaware, Ohio, 91 North Sandusky Street, Delaware, Ohio 43015, Attention:
Clerk; if to the Company, at Radiation Sterilizers, Incorporated, 3000 Sand Hill Road, Menlo Park, California 94025; if to the Trustee, at Bank One Trust Company, NA, 100 East Broad Street, Columbus, Ohio 43271-0181, Attention:
Corporate Trust Administration; and if to the Bank, at the address of the Bank set forth in the Letter of Credit Agreement. Duplicate copies of each notice, certificate or other communication given hereunder by the Issuer, Trustee, the Bank or the Company to one or both of the others, shall also be given to the others, The Issuer, the Company, the Bank and the Trustee may, by notice given hereunder, designate any further or different addresses to which subsequent notices, certificates or other communications shall be sent. Except as otherwise provided in this Indenture, all notices and other communications shall, when mailed, be effective three days after the date of deposit in the mails, or when received, if earlier, and if personally delivered, telegrammed or telexed, upon receipt.

         Section 12.06. Trustee as Paying Agent and Bond Registrar. The Trustee is hereby designated and agrees to act as a Paying Agent and Bond Registrar for and in respect to the Bonds.

         Section 12.07. Payments Due on Days Other Than Business Days. After the Conversion Date, in any case where the date of maturity of principal of or interest on the Bonds or the date fixed for redemption of any Bonds shall not be a Business Day, then payment of interest or principal and any premium need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the date of maturity or the date fixed for redemption and if made on such next succeeding Business Day no additional interest shall accrue for the period after such date.

         Section 12.08. Priority Over Other Liens. It is intended that this Indenture shall be superior to any other liens which may be placed upon the Revenues, the Bond Fund, the Construction Fund or any other funds or accounts created pursuant to this Indenture or the Loan Agreement.

         Section 12.09. Binding Effect. This instrument shall inure to the benefit of and shall be binding upon the Issuer and the Trustee and their respective successors and assigns, subject, however, to the limitations contained in this Indenture.

         Section 12.10. Counterparts. This Indenture may be executed in several counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

         Section 12.11. Captions. The captions or headings in this Indenture are for convenience only and in no way define, limit or describe the scope or intent of any provisions or sections of this Indenture.

         Section 12.12. Governing Law. This Indenture and the Bonds shall be governed exclusively by and construed in accordance with the laws of the State.

         Section 12.13.    Notice to S & P

         The Trustee agrees to notify S & P in writing, signed by an authorized officer of the Trustee, with respect to: (a) any change of Trustee under the Indenture; (b) any amendment of or supplement to the Indenture or the Loan Agreement; (c) redemption, in full, of the Project Bonds; (d) conversion of the interest rate borne by the Project Bonds to a Fixed Interest Rate; (e) the expiration of the Letter of Credit; or (f) any amendment to the Letter of Credit.


         IN WITNESS WHEREOF, the Issuer has caused this Indenture to be executed in its name and on its behalf by its authorized officer; and the Trustee, in token of its acceptance of the trusts created hereunder, has caused this Indenture to be executed in its name and by its duly authorized agent; all as of the day and year first above written.

Signed and acknowledged                  COUNTY OF DELAWARE, OHIO
in the presence of:


         [SIG]                          By: [SIG]
------------------------                ----------------------------
         [SIG]                          Commissioner
------------------------


Signed and acknowledged                 BANK ONE TRUST COMPANY, NA
in the presence of:                     Trustee


         [SIG]                          By: [SIG]
------------------------                ----------------------------
                                        Authorized Officer
/s/ INGRID KELLNER
------------------------



STATE OF OHIO              :
                           :ss.
COUNTY OF DELAWARE         :

         On this 24 day of December, 1984, before me, a Notary Public in and for said County and State, personally appeared ______________ of the Board of County Commissioner of the County of Delaware, Ohio, and acknowledged the execution of the foregoing instrument, and that the same is his voluntary act and deed on behalf of said County and the voluntary act and deed of said Commissioner as such.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.



                                               /s/ [SIG]
                                               ------------------------
                                               Notary Public

                                               [SEAL]

STATE OF OHIO              :
                           :ss
COUNTY OF FRANKLIN         :

         On this 20 day of December, 1984, before me, a Notary Public in and for said County and State, personally appeared Stephen Mintos, an Authorized Officer of Bank One Trust Company, NA, the bank which executed the foregoing instrument as Trustee, who acknowledged that he did sign said instrument as such officer, for and on behalf of said bank and by authority granted in its rules and regulations and by its Board of Directors; that the same is his free act and deed as such officer and the free act and deed of said bank.

         IN WITNESS WHEREOF, I have hereunto subscribed my name and affixed my official seal on the day and year aforesaid.



                                               /s/ INGRID KELLNER
                                               ------------------
                                               Notary Public

                                               [SEAL]




This instrument was prepared by Richard F. Kane, Esq., Bricker & Eckler, 100 East Broad Street, Columbus, Ohio 43215.